EXHIBIT 10.1
[***] Portions of this exhibit have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.
SUBLEASE AGREEMENT
     This Sublease Agreement (the “Sublease”) is entered into as of this 13 th day of June, 2011, by and between 1000 Master Tenant LLC, a Washington limited liability company (“Sublandlord”) and Jones Soda Co., a Washington corporation (“Subtenant”).
     This Sublease is subject and subordinate to that certain Master Lease Agreement by and between Sublandlord, as tenant, and 1000 1st Avenue South Limited Partnership, a Washington limited partnership, as landlord (the “Master Landlord”), dated October 24, 2008 (“Master Lease”), and any recorded deed of trust. Subtenant shall comply with all applicable provisions of the Master Lease. This Sublease and Subtenant’s use and enjoyment of the Premises shall at all times be subject to and in compliance with applicable laws, codes, ordinances and regulations related to the Building’s status as a historic building and promulgated by the National Park Service, the State of Washington, the Pioneer Square Preservation Board and the City of Seattle (“HTC Regulations”). To the extent that any provisions of this Sublease are inconsistent with applicable HTC Regulations, the HTC Regulations shall control and shall be applicable to Sublandlord and Subtenant.
     Sublandlord represents and warrants to Subtenant that the Master Lease is, as of the date hereof, in full force and effect, and no uncured event of default by either party thereto has occurred thereunder and, to Sublandlord’s knowledge, no event has occurred and is continuing which would constitute an event of default by any party thereto but for the requirement of the giving of notice and/or the expiration of the period of time to cure. Sublandlord shall not agree to terminate the Master Lease nor agree to any amendment to the Master Lease which might have a material adverse effect on Subtenant’s occupancy of the Premises or its use of the Premises for its intended purpose. Sublandlord shall not exercise any right it may have under the Master Lease or applicable law to elect to terminate the Master Lease (e.g., due to events of damage, destruction, or condemnation, or in the event of Master Landlord’s bankruptcy and rejection of the Master Lease) without the prior consent of Subtenant. Sublandlord shall neither do nor permit anything to be done which would constitute a default or breach under the Master Lease or which would cause the Master Lease to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested in the Master Landlord, and Sublandlord agrees to comply with all terms, conditions, and covenants of the Master Lease. Sublandlord represents and warrants that no consent to this Sublease is required from the Master Landlord.
     1. SUBLEASE SUMMARY AND EXHIBITS.
          1.1. Subleased Premises. The Subleased premises (“Premises”) consists of an agreed area of 9,500 rentable square feet of retail/office space as outlined on the floor plan attached hereto and incorporated herein as Exhibit A (“Floor Plan”) and incorporated herein by this reference, located on the real property legally described on the attached Exhibit B and incorporated herein by this reference, and commonly known as Palmer Court, first floor located at 1000 First Avenue South, Seattle, Washington. Adjacent and along the easterly façade of the Building is a Common Area exterior deck that provides, among other things, access to and from the Building (the “Deck”). The Premises shall also include, at no additional charge to Subtenant, an approximately three hundred forty-nine (349) square foot portion of the Deck as set forth on Exhibit J attached hereto and incorporated herein (the “Patio”). Before Subtenant holds any events or otherwise uses the Patio, it shall install at Subtenant’s sole expense a fence or other method of demarcation made of material(s) mutually acceptable to Subtenant and Sublandlord, consistent with the architecture of the Building and reasonably approved in advance by Sublandlord to separate the Patio from the remainder of the Deck and the ingress/egress routes it provides to the Building. The Premises does not include the real property beneath the Premises or structural elements of the building in which the Premises is located (“Building”). The Building, the real property upon which it is situated, all other improvements located on such land, and all common areas appurtenant to the Building are referred to herein as the “Property.”
     Subtenant understands and acknowledges that the Premises is located in an industrial area subject to potential nuisances, primarily emanating from other properties in the vicinity of the Building, such as, by way of illustration only, excessive noise, dust and pungent odors. Subtenant represents and warrants that its intended use is consistent with the location of the Premises and such potential nuisances.
          1.2. Sublease Commencement Date. The Sublease shall commence on the date on which Sublandlord delivers possession of the Premises to Subtenant with the Sublandlord’s Work described in Section 3.1 below substantially completed (the “Commencement Date”). The “Projected Commencement Date” is the date that is up to forty-five (45) days from the date of mutual execution hereof.
          1.3. Sublease Expiration Date. The Sublease shall expire at midnight on the last day of the calendar month in which the fifth (5th) anniversary of the Commencement Date occurs (the “Expiration Date”).
          1.4. Monthly Base Rent. The base monthly rent (“Monthly Base Rent”), based on an agreed Premises area of 9,500 rentable square feet, shall be as follows:

			Building
Month	$/YR/SF	Annual Base Rent	Monthly Base Rent
01 - 05	$Abated*	Abated*	$ Abated	*
06-12	$21.00	$199,500.00	$16,625.00
13-24	$21.50	$204,250.00	$17,020.83
25-36	$22.00	$209,000.00	$17,416.67
37-48	$22.50	$213,750.00	$17,812.50
49-60	$23.00	$218,500.00	$18,208.33
61-65	$23.50	$223,250.00	$18,604.17

*	All Monthly Base Rent shall abate during this period.

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Rent shall be payable at Sublandlord’s address shown in Section 1.8 below, or such other place designated in writing by Sublandlord.
          1.5. Prepaid Rent. Upon occupancy of this Sublease, Subtenant shall deliver to Sublandlord the first payment of Monthly Base Rent.
          1.6. Security Deposit & Letter of Credit. Upon execution of this Sublease, Subtenant shall deliver to Sublandlord a security deposit in the amount of Eighteen Thousand Six Hundred Four Dollars and Seventeen Cents ($18,604.17) (“Security Deposit”).
          In addition to the Security Deposit, within five (5) business days following execution of this Sublease, Subtenant shall provide Sublandlord with a Letter of Credit (“LOC”) in the amount equivalent to fifty percent (50%) of the total Subtenant Improvement Allowance. Such LOC must be issued by a reputable bank to guarantee Subtenant’s ability to pay the Sublease and costly/nonstandard improvements as the improvements are amortized over the term of the lease. Sublandlord agrees to release the LOC requirement after year three of the Term in the event Subtenant has not been in late in the payment of Rent more than five times during this period. The LOC is hereby attached to this Sublease as Exhibit F.
          1.7. Permitted Uses. The Premises shall be used only for retail/merchandising, light manufacturing relating to Subtenant’s business, office support, and preparation and sale of food and beverages including liquor (subject to receipt of and in compliance with an appropriate liquor license), and for no other purpose without the prior written consent of Sublandlord, not to be unreasonably withheld. At all times, Subtenant shall keep the Patio clean and neat, avoid blocking pedestrian traffic, and cause all trash and garbage to be picked up and removed at its expense. Subtenant may offer low level music on the Patio and may install and use tables, chairs, umbrellas, and the like, provided that the same kept in a clean, useable and orderly condition, so as to present a tidy, attractive and consistent appearance to customers and passersby.

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          1.8. Notice and Payment Addresses.

Sublandlord:	1000 Master Tenant LLC 270 S Hanford St, Ste 100 Seattle, WA 98134

Subtenant:	Jones Soda Co.

Before Month 6:	234 9th Ave. N. Seattle, WA 98109-5120

On and After Month 6:	The Premises
          1.9. Subtenant’s Pro Rata Share. Sublandlord and Subtenant agree that Subtenant’s pro rata share is Thirteen and One-Half Percent (13.50%) (“Subtenant’s Pro Rata Share”)(based on 70,350 total rentable square feet in the Building).
          1.10. Subtenant Improvement Allowance. The design and construction of Subtenant’s desired initial leasehold improvements to the Premises (the “Subtenant Improvements”) will be constructed in accordance with Sublandlord’s tenant improvement procedures set forth in Exhibit G attached hereto and incorporated herein. Sublandlord hereby agrees to provide Subtenant with a Subtenant Improvement Allowance (“TI Allowance”) of Thirty Eight Dollars and Fifty Cents ($38.50) per rentable square foot. Such TI Allowance shall be usable for space planning, construction drawings, project/construction management, hard and soft construction costs, and permits. Sublandlord and its contractor will allow the Subtenant and its subcontractors to work in parallel with the Sublandlord’s contractors only with approval from the Sublandlord’s contractor whose consent will not unreasonably be withheld as provided in Exhibit G attached hereto and incorporated herein.
          1.11. Exhibits.

Exhibit A	Site Plan and Premises Floor Plan
Exhibit A-1	Expansion Space Floor Plan
Exhibit B	Legal Description
Exhibit C	Guaranty
Exhibit D	Affidavit
Exhibit E	Sublandlord’s Work
Exhibit F	Letter of Credit
Exhibit G	Subtenant Improvements
Exhibit H	Subtenant’s Approved Signage
Exhibit I	Prohibited Uses
Exhibit J	Depiction of the Deck and Patio Area
Exhibit K	Form of Wall Sublease

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     2. AGREEMENT TO SUBLEASE PREMISES. Sublandlord hereby agrees to lease to Subtenant, and Subtenant hereby agrees to lease from Sublandlord the Premises “as is” and upon the terms and conditions set forth herein. Subtenant acknowledges that Sublandlord will construct tenant improvements for other Subtenant’s in the Building during the Term. Subtenant and its employees, agents and customers will be subject to noise and construction debris commonly encountered in connection with the construction of tenant improvements for other tenants that Sublandlord will use commercially reasonable efforts to mitigate and which shall not be subject to the provisions in Section 31 below. Sublandlord also grants to Subtenant a license and nonexclusive right to the use of all Common Areas (defined below) located from time to time in the Building and at the Property and the benefit of all other easements, rights, and provisions of any covenants and restrictions pertaining to the Property or Building and intended for the common use and enjoyment of other occupants and subtenants thereof.
     3. TERM AND CONDITION OF PREMISES.
          3.1. Term. The Sublease shall commence on the Commencement Date set forth in Section 1.2 and shall expire on the Expiration Date set forth in Section 1.3, unless the Sublease is sooner terminated as provided herein (“Term”). Sublandlord will deliver the Premises to Subtenant with the work Sublandlord has agreed to perform set forth on Exhibit E, attached hereto and incorporated herein (“Sublandlord’s Work”). In the event Sublandlord is unable to deliver possession of the Premises on the Projected Commencement Date, Subtenant shall receive one (1) day’s worth of Base Rent abatement for each one (1) day after the Projected Commencement Date on which the Premises are delivered, with the benefit of such abatement to be applied to the sixth month’s Monthly Base Rent. Monthly Base Rent shall not abate, however, if delivery of possession of the Premises is delayed by acts or omissions of Subtenant (or, up to a total of thirty (30) days, force majeure events), or acts or omissions of the City of Seattle or the Pioneer Square Preservation Board. If the Commencement Date is delayed beyond the first (1st) anniversary of the Projected Commencement Date, Subtenant may terminate this Sublease, and receive a full refund of any advance rent or other deposits or sums or charges paid to Sublandlord. If Subtenant does not elect to terminate as aforesaid, the foregoing Monthly Base Rent abatement shall continue to accrue.
          The Sublease Term may be extended as set forth in Section 3.3. References herein to “Term” shall also include the Option Term(s) if the Option set forth below is exercised.
          3.2. Condition of Premises. Except to the extent otherwise set forth herein, Sublandlord makes no representations or warranties to Subtenant regarding the condition of the Premises, including the structural condition of the Premises or the condition of mechanical, electrical, and other systems on or serving the Premises or the Building. By signing this Sublease, Subtenant acknowledges that it has had adequate opportunity to investigate the Premises and the Building, acknowledges responsibility for making any corrections, alterations and repairs to the Premises other than Sublandlord’s

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Work, and acknowledges that the time needed to complete any such items, other than Sublandlord’s Work, shall not delay the Commencement Date.
     Notwithstanding anything to the contrary elsewhere herein, Sublandlord represents to Subtenant that (i) Sublandlord has the authority to enter into this Sublease and its execution and delivery by Sublandlord has been duly authorized; (ii) to the best of Sublandlord’s knowledge as of the Commencement Date, the Premises, all Common Areas at the Building, all electrical, HVAC, mechanical, plumbing, and fire/life safety systems in the Building (the “Buildings Systems”) will comply with applicable laws, codes, and ordinances; (iii) to the best of Sublandlord’s knowledge all Building Systems are, or will be on the Commencement Date, in reasonably good working order and condition.
          3.3. Options to Renew. Provided Subtenant is not, at the time of its notice of exercise described below, in uncured default under the terms and conditions of this Sublease, Subtenant may extend this Sublease for up to three (3) additional Five (5) year terms (each an “Option Term”) on the same terms and conditions set forth herein, except that the Monthly Base Rent for the first year of each Option Term shall be adjusted to the Fair Market Value, as defined in Section 3.4(c), for similar properties in the area but not less than the Monthly Base Rent for the last year of the Sublease Term. Subtenant must give Sublandlord not less than one hundred and twenty (120) days’ written notice of its intent to exercise the Option Term.
          3.4. Option to Expand and [***]. Sublandlord hereby agrees that during the Term of this Sublease, Subtenant shall have a right of expansion (“Expansion Right”) and [***] with respect to all of the 4,757 rentable square foot area set forth as Office 201 on Exhibit A-1 hereto (“Expansion Space”).
               (a) Subject to Section 3.4(b), Subtenant may exercise its Expansion Right with respect to the Expansion Space at any time during the Term of the Sublease. If Subtenant exercises its Expansion Right within the first twelve (12) months following the Commencement Date, the Monthly Base Rent for the Expansion Space shall be $21.00 per rentable square foot. If Subtenant exercises the Expansion Right after the first twelve (12) months following the Commencement Date, the Monthly Base Rent for the Expansion Space shall be determined based on the Fair Market Value, as defined in Section 3.4(c), for the Expansion Space.
               (b) [***].
               (c) “Fair Market Value” means the prevailing market rate for comparable buildings in the vicinity of the Building for gross rent (i.e., inclusive of operating expenses and taxes, but excluding electricity) for office space (like that existing in the Premises on the date on which the Fair Market Value is being calculated) taking into account the size of the space and the length of the term of the Sublease with respect to such space. Sublandlord shall notify Subtenant of its determination of the Fair Market Value within ten (10) days. If Subtenant disagrees with Sublandlord’s determination of

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the Fair Market Value, Sublandlord and Subtenant shall confer for a period of thirty (30) days in an attempt to agree on the Fair Market Value. In the event Sublandlord and Subtenant fail to reach an agreement on such rental rate within such thirty (30) day period, then the Fair Market Value that will be used in computing Monthly Base Rent shall be determined as follows: Within five (5) days after the expiration of the thirty (30) day period described above, Sublandlord and Subtenant shall each select an appraiser with at least ten (10) years experience in the market in which the Building is located. If the two appraisers are unable to agree within ten (10) days after their selection, they shall select a similarly qualified third appraiser (the “Neutral Appraiser”). Within twenty (20) days after selection of the Neutral Appraiser, the three appraisers shall simultaneously exchange determinations of the Fair Market Value. If the lowest appraisal is not less than ninety percent (90%) of the highest appraisal, then the three appraisals shall be averaged and the result shall be the Fair Market Value. If the lowest appraisal is less than ninety percent (90%) of the highest appraisal, then the Fair Market Value shall be deemed the rate set forth in the appraisal submitted by an appraiser appointed by a party that is closest in dollar amount to the appraisal submitted by the Neutral Appraiser. If the Fair Market Value has not been determined on or before the Commencement Date for the relevant space, Subtenant shall begin paying Base Monthly Rent at the rate Subtenant is paying for the Premises, and Subtenant and Sublandlord shall make any necessary adjusting payments when the Fair Market Value is determined. Each party shall pay the cost of its own appraiser and the parties shall share the cost of the Neutral Appraiser equally. Subtenant may rescind the exercise of its expansion right with respect to any portion of the Expansion Space within ten (10) days following the determination of Fair Market Value for such space.
     4. RENT. All Rent (as defined in Section 4.4, below) payments shall be made without any prior demand and therefore without deduction or offset to the Sublandlord at the address set forth in Section 1.8.
          4.1. Payment of Monthly Base Rent. Subtenant agrees to pay the Monthly Base Rent for the Premises on or before the first day of each calendar month. Subtenant shall pay Sublandlord Monthly Base Rent due for the sixth (6th) month of the Term plus the Security Deposit when Subtenant executes the Sublease. The Monthly Base Rent shall be paid to the Sublandlord at such place as Sublandlord may from time to time designate in writing.
          4.2. Additional Rent.
               (a) Real Property Taxes. Subtenant shall pay Sublandlord as Additional Rent (as defined in Section 4.2(d), below), in the manner described below, an amount equal to Subtenant’s Pro Rata Share of Real Property Taxes, defined below, payable by Sublandlord for the Property in any full or partial calendar year. “Real Property Taxes” shall mean real and personal property taxes, assessments, including omit tax (but excluding any such omit tax properly allocable to periods prior to the Commencement Date of this Sublease), and other governmental impositions and charges

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of every kind and nature, now or hereafter imposed, including surcharges with respect thereto and interest thereon with respect to assessments amortized over a period exceeding one year, which may during the Term of this Sublease be levied, assessed, imposed, or otherwise become due and payable with respect to the Property, including the Subtenant improvements, and the Property and all improvements, fixtures, and equipment thereon, or the use, occupancy or possession thereof; taxes on Property of Subtenant which have not been paid by Subtenant directly to the taxing authority; any taxes levied or assessed upon or measured by the Premises, the Building, or the Property, or any amounts received by Sublandlord in connection therewith or hereunder, but not including any federal or state net income, estate, inheritance, succession, transfer, gift, franchise, or capital stock tax, or any income taxes arising out of or related to ownership and operation of income-producing real estate, any Real Property Taxes allocable to any time prior to the Commencement Date hereof or after the expiration or earlier termination hereof. All Real Property Taxes due hereunder shall be determined with respect to the period for which such taxes are (or would have been if timely levied) due and payable; and any taxes levied or assessed in lieu of, or as a substitute for, the foregoing in whole or part. Notwithstanding the foregoing, in the event rental income becomes subject to Washington business and occupation tax, such business and occupation tax shall be subject to this Section 4.2(a).
               (b) Operating Expenses. Subtenant shall pay Sublandlord as Additional Rent, in the manner described below, an amount equal to Subtenant’s Pro Rata Share of the Property’s Operating Expenses, defined below, payable by Sublandlord in any full or partial calendar year. “Operating Expenses” shall mean all expenses paid or incurred by Sublandlord for maintaining, operating and repairing the Property and the personal property used in conjunction therewith, including, without limitation, the costs of utility and other services not paid separately by Subtenant, services of independent contractors, compensation, including employment taxes and fringe benefits, of all persons who perform duties in connection with the operation, maintenance and repair of the Property and its equipment, insurance premiums, licenses, permits and inspection fees, commercially reasonable management fees of four percent (4%) of the gross base rents for the Building, commercially reasonable legal and accounting expenses, amortization of capital improvements that Sublandlord reasonably anticipates will improve the operating efficiency of the Property, but the amortization expense shall not exceed reasonably expected savings in operating costs resulting from such capital improvements, and any other expense or charge, which in accordance with generally accepted accounting and management practices would be considered an expense of maintaining, operating or repairing the Property, but excluding costs of any special services rendered to individual Subtenants, including Subtenant, for which a special charge is made.
               (c) Common Area Maintenance Expenses. Subtenant shall pay Sublandlord as Additional Rent, in the manner described below, an amount equal to Subtenant’s Pro Rata Share of the Common Area Maintenance Expenses, defined below, for the Property incurred or payable by Sublandlord with respect to the Common Areas

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(defined below) of the Property in any partial or full calendar year. The terms “Common Area Maintenance Expenses” shall mean all expenses paid or incurred by Sublandlord for maintaining, operating and repairing the common areas of the Property, including, without limitation, that portion of the Deck that does not include the Patio, stairways, elevators, hallways, lobby, rooftop, parking areas, landscaping, and restrooms open to use by more than one Subtenant (“Common Areas”), including costs of obtaining services and products for maintaining, operating and repairing such Common Areas and the personal property used in conjunction therewith, services of independent contractors compensation, including employment taxes and fringe benefits, of all persons who perform duties in connection with the operation, maintenance, repair of the Common Areas, insurance premiums, personal property taxes, licenses, seasonal decorations, activities and events, permits and inspection fees, amortization of capital improvements that Sublandlord reasonably anticipates will improve the operating efficiency of the Common Areas, but such amortization expenses shall not exceed reasonably expected savings in operating costs resulting from such capital improvements, and any other expense or charge described, which in accordance with generally accepted accounting and management practices would be considered an expense of maintaining, operating or repairing the Common Areas of the Property. In no event shall any such charges, modifications or alterations to the Common Areas increase Subtenant’s Pro Rata Share as specified in Section 1.9. Sublandlord acknowledges that Subtenant’s acceptance of the Sublease is based on the condition and location of the parking, loading, and Common Areas of the Property and Premises as of the Commencement Date herein. Sublandlord shall, at all times, act in good faith and with due diligence to minimize interruption, reduction or discontinuation as to not unreasonably interfere with the ordinary conduct of Subtenant’s business operations in the Premises.
     In no event shall Operating Expenses or Common Area Maintenance Expenses include, and Subtenant shall not be required by this Sublease to pay for, the following: (i) costs of any special services rendered to individual Subtenants, including Subtenant, for which a special charge is made; (ii) any capital costs except as expressly permitted above; (iii) interest, charges and fees incurred on debt, payment on mortgages and rent under ground leases; and all costs expended in connection with any sale, hypothecation, financing, refinancing, or ground lease of the Building or Property or of the Sublandlord’s interest therein; (iv) costs occasioned by casualties that would be covered by an all-risk property insurance policy (including earthquake and flood) or by other insurance actually carried by Sublandlord, insurance deductibles greater than $20,000 per calendar year, or self-insured retentions or co-insurance of any type; (v) administrative fees if property management fees are already included in Operating Expenses or Common Area Maintenance Expenses; (vi) reserves for any purposes; (vii) depreciation for any of the real or personal property associated with the Building or Property, including depreciation of any leasehold improvements; (viii) any duplicative charges (i.e., costs includable in Operating Expense shall not be includable in Common Area Maintenance Expenses); (ix) leasing expenses such as commissions, attorneys’ fees, auditing fees, and other costs incurred in connection with negotiations or disputes with subtenants or negotiating or enforcing

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leases and lease-related documents; and (x) costs incurred to remove or remediate any hazardous materials or substances from the Property existing in, on or under the Property as of the Commencement Date and any judgments, fines, penalties, or other costs incurred in connection with any hazardous material or substance exposure or release.
               (d) Manner of Payment. Subtenant’s Pro Rata Share of Real Property Taxes, Operating Expenses, and Common Area Maintenance Expenses, is sometimes collectively referred to herein as “Additional Rent”.
                    (1) Sublandlord may reasonably estimate in advance the amounts Subtenant shall owe for Additional Rent for any full or partial calendar year of the Term. Subtenant shall pay such estimated amounts of Additional Rent, on a monthly basis, on or before the first day of each such calendar month. Such estimate may be reasonably adjusted from time to time by Sublandlord. The estimate for the first year of the Term is approximately $0.58 per rentable square foot per month.
                    (2) Within ninety (90) days after the end of each calendar year, or as soon thereafter as practicable, Sublandlord shall provide a statement (the “Statement”) to Subtenant showing: (a) the amount of actual Additional Rent for such calendar year, with a listing of amounts for major categories of Operating Expenses, Real Property Taxes, and Common Area Maintenance Expenses, (b) any amount paid by Subtenant toward such Additional Rent during such calendar year on an estimated basis and (c) any revised estimate of Subtenant’s obligations for Additional Rent for the current calendar year.
                    (3) If the Statement shows that Subtenant’s estimated payments were less than Subtenant’s actual obligations for Additional Rent for such year, Subtenant shall pay the difference. If the Statement shows an increase in Subtenant’s estimated payments for the current calendar year, Subtenant shall pay the difference between the new and former estimates, for the period from January 1 of the current calendar year through the month in which the Statement is sent. Subtenant shall make such payments within thirty (30) days after Sublandlord sends the Statement.
                    (4) If the Statement shows that Subtenant’s estimated payments exceeded Subtenant’s actual obligations for Additional Rent, Subtenant shall receive a credit for the difference against payments of Rent next due. If the Term shall have expired and no further Rent shall be due, Subtenant shall receive a refund of such difference, within thirty (30) days after Sublandlord sends the Statement.
                    (5) So long as Subtenant’s obligations hereunder are not materially adversely affected thereby, Sublandlord reserves the right to reasonably change, from time to time, the manner or timing of the foregoing payments. In lieu of providing one (1) Statement covering Real Property Taxes, Operating Expenses, and Common Area Maintenance Expenses, Sublandlord may provide separate statements, at the same or different times. No delay by Sublandlord in providing the Statement, or

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separate statements, shall be deemed in default by Sublandlord or a waiver of Sublandlord’s right to require payment of Subtenant’s obligations for actual or estimated Real Property Taxes, Operating Expenses, or Common Area Maintenance Expenses.
               (e) Proration. If the Term commences other than on January 1, or ends other than on December 31, Subtenant’s obligations to pay estimated and actual amounts towards Additional Rent for such first or final calendar year shall be prorated to reflect the portion of such years included in the Term. Such proration shall be made by multiplying the total estimated or actual, as the case may be, Additional Rent, for such calendar years by a fraction, the numerator of which shall be the number of days of the Term during such calendar year, and the denominator of which shall be 365. Other amounts payable or to be expended pursuant to this Sublease on an annual or quarterly basis shall be similarly prorated.
               (f) Sublandlord’s Records. The initial determination of Additional Rent shall be made by Sublandlord. Sublandlord or its agents shall keep records in reasonable detail showing all expenditures made or items enumerated above, which records shall be available for inspection and auditing by Subtenant at its cost at any reasonable time on reasonable notice. Subtenant reserves the right to object to any statement provided by Sublandlord, provided that nothing shall relieve Subtenant of making payments of Additional Rent as determined by Sublandlord as and when required hereunder.
          4.3. Late Charges and Default Interest. If Subtenant fails to pay when due Rent or other amounts or charges which Subtenant is obligated to pay under the terms of this Sublease, the unpaid amounts shall bear interest at the maximum rate then allowed by law. Subtenant acknowledges that the late payment of any installment of Monthly Base Rent will cause Sublandlord to lose the use of that money and incur costs and expenses not contemplated under this Sublease, including without limitation, administrative and collection costs and processing and accounting expenses, the exact amount of which is extremely difficult to ascertain. Therefore, in addition to interest, if any such installment is not received by Sublandlord within ten (10) days from the date it is due, Subtenant shall pay Sublandlord a late charge equal to ten percent (10%) of such installment. Sublandlord and Subtenant agree that this late charge represents a reasonable estimate of such costs and expenses and is fair compensation to Sublandlord for the loss suffered from such nonpayment by Subtenant. Acceptance of any interest or late charge shall not constitute a waiver of Subtenant’s default with respect to such nonpayment by Subtenant nor prevent Sublandlord from exercising any other rights or remedies available to Sublandlord under this Sublease.
          4.4. Rent and Other Charges. Monthly Base Rent, Additional Rent, and any other amounts which Subtenant is or becomes obligated to pay Sublandlord under this Sublease or other agreement entered into in connection herewith, are sometimes herein referred to collectively as “Rent” and all remedies applicable to the nonpayment of Rent shall be applicable thereto

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[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     5. SECURITY DEPOSIT. Subtenant agrees to deposit with Sublandlord the Security Deposit set forth at Section 1.6 upon execution of this Sublease, as security for Subtenant’s faithful performance of its obligations under this Sublease. Sublandlord and Subtenant agree that the Security Deposit may be commingled with funds of Sublandlord and Sublandlord shall have no obligation or liability for payment of interest on such deposit. Subtenant shall not mortgage, assign, transfer or encumber the Security Deposit without the prior written consent of Sublandlord and any attempt by Subtenant to do so shall be void, without force or effect and shall not be binding upon Sublandlord. If Subtenant fails to pay any Rent or other amount when due and payable under this Sublease, or fails to perform any of the terms hereof, Sublandlord may appropriate and apply or use all or any portion of the Security Deposit for Rent payments or any other amount then due and unpaid, for payment of any amount for which Sublandlord has become obligated as a result of Subtenant’s default or breach, and for any loss or damage sustained by Sublandlord as a result of Subtenant’s default or breach, and Sublandlord may so apply or use this deposit without prejudice to any other remedy Sublandlord may have by reason of Subtenant’s default or breach. If Sublandlord so uses any of the Security Deposit, Subtenant shall within ten (10) days after written demand therefore, restore the Security Deposit to the full amount originally deposited; Subtenant’s failure to do so shall constitute an act of default hereunder and Sublandlord shall have the right to exercise any remedy provided for in Section 21 hereof. Within fifteen (15) days after the Term (or any extension thereof) has expired or Subtenant has vacated the Premises, whichever shall last occur, and provided Subtenant is not then in default on any of its obligations hereunder, Sublandlord shall return the Security Deposit to Subtenant, or, if Subtenant has assigned its interest under this Sublease, to the last assignee of Subtenant. If Sublandlord sells its interest in the Premises, Sublandlord may deliver this deposit to the purchaser of Sublandlord’s interest and thereupon be relieved of any further liability or obligation with respect to the Security Deposit.
     6. SUBTENANT’S USE OF THE PREMISES. Subtenant may use the Premises solely for the purposes set forth in Subtenant’s Use Clause in Section 1.7 (“Permitted Uses”). Subtenant shall not use or occupy the Premises in violation of law or any covenant, condition or restriction affecting the Building or the certificate of occupancy issued for the Building, and shall, upon notice from Sublandlord, immediately discontinue any use of the Premises which is declared by any governmental authority having jurisdiction to be a violation of law or of occupancy. Subtenant, at Subtenant’s own cost and expense, shall comply with all laws, ordinances, regulations, rules and/or any directions of any governmental agencies or authorities having jurisdiction which shall, by reason of the nature of Subtenant’s unique use or occupancy of the Premises( as opposed to general office, commercial or retail uses), impose any duty upon Subtenant or Sublandlord with respect to the Premises or its use or occupation. Sublandlord shall bear all other costs to comply with laws affecting the Property or the Building. Subtenant shall not do or permit to be done anything which will invalidate or increase the cost of any fire, extended coverage or other insurance policy covering the Building and/or property located therein, and shall comply with all rules, orders, regulations,

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[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

requirements and recommendations of the Insurance Services Office or any other organization performing a similar function. Subtenant shall promptly upon demand reimburse Sublandlord for any additional premium charged for such policy by reason of Subtenant’s failure to comply with the provisions of this Section 6. Subtenant shall not do or permit anything to be done in or about the Premises which will in any way obstruct or interfere with the rights of other Subtenants or occupants of the Building or injure or annoy them, or use or allow the Premises to be used for any improper, immoral, unlawful or objectionable purpose, nor shall Subtenant cause, maintain or permit any nuisance in, on or about the Premises. Subtenant shall not commit or suffer to be committed any waste in or upon the Premises.
     During the term of this Sublease, no portion of the Building or Property (other than the Premises) may be used, and no other subtenant shall be permitted to operate, any business primarily engaged in the sale of carbonated beverages (the “Exclusive Use”). Sublandlord shall not lease or sublease any portion of the Building or Property to, or rename the Building to that of, any direct competitor of Subtenant, and shall not permit any such direct competitor’s signage on the exterior Building surfaces. The Exclusive Use restriction set forth herein shall not prevent Sublandlord from leasing space in the Building to any restaurant, bar or other similar hospitality business. No portion of the Building or Property may be used for any of the Prohibited Uses attached hereto and incorporated herein as Exhibit I.
     7. COMPLIANCE WITH LAWS. Subtenant shall not cause or permit the Premises to be used in any way which violates any law, ordinance, or governmental regulation or order. Subtenant shall be responsible for complying with all laws applicable to the Premises solely as a result of Subtenant’s particular use, such as modifications required by the Americans With Disabilities Act as a result of Subtenant opening the Premises to the public as a place of public accommodation. If the enactment or enforcement of any law, ordinance, regulation or code during the Sublease Term requires any changes to the Premises during the Sublease Term, Subtenant shall perform all such changes at its expense if the changes are required due to the nature of Subtenant’s unique activities at the Premises, or to alterations that Subtenant seeks to make to the Premises; otherwise, Sublandlord shall perform all such changes at its expense. Sublandlord shall not be in default of any of the terms of this Sublease in the event Sublandlord is unable to obtain a building permit to complete any Subtenant improvements specified in this Sublease, provided that the foregoing shall not affect Subtenant’s rights described in Section 3.1 in the event Sublandlord fails to deliver the Premises by the Commencement Date.
     8. GUARANTY. [Intentionally Left Blank.]
     9. UTILITIES. Sublandlord shall cause as of the Commencement Date hereof, electricity, water, sewer and telephone utilities to be available at the Premises. Subtenant shall pay directly to the applicable utility/service provider for all water, sewer, gas, janitorial, electricity, garbage removal, heat, telephone, and other utilities and

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[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

services used by Subtenant on the Premises during the Term. Subtenant shall be responsible for providing and paying directly for its own janitorial services to the Premises, and will not be required to contribute toward janitorial costs allocable to other subtenant spaces at the Building. Sublandlord, upon request of Subtenant, and at the sole expense and liability of Subtenant, shall join with Subtenant in any application required for obtaining or continuing such utilities or services.
     10. TAXES. Subtenant shall pay all taxes, assessments, liens and license fees (“Taxes”) levied, assessed or imposed by any authority having the direct or indirect power to tax or assess any such liens, by reason of Subtenant’s occupancy of the Premises, and all Taxes on Subtenant’s personal property located on the Premises. Sublandlord shall pay all Taxes with respect to the Building and the Property, including any Taxes resulting from a reassessment of the Building and the Property due to a change of ownership or otherwise, which shall be included in Operating Expenses, subject to Section 4.2(a) above.
     11. ALTERATIONS. Subtenant may make alterations, additions or improvements to the Premises (“Alterations”) with the prior written consent of Sublandlord, which consent shall not be unreasonably withheld. The term “Alterations” shall not include the installation of shelves, partitions, Subtenant’s equipment and trade fixtures which may be performed without damaging existing improvements or the structural integrity of the Premises, and Sublandlord’s consent shall not be required for Subtenant’s installation of those items. Subtenant shall complete all Alterations at Subtenant’s expense in compliance with all applicable laws and in accordance with plans and specifications approved by Sublandlord. Sublandlord shall be deemed the owner of all Alterations except for those which Sublandlord requires to be removed at the end of the Sublease term. Subtenant shall remove all Alterations at the end of the Sublease term unless Sublandlord conditioned its consent upon Subtenant leaving a specified Alteration at the Premises, in which case Subtenant shall not remove such Alteration. Subtenant shall immediately repair any damage to the Premises caused by removal of Alterations.
     Notwithstanding the foregoing, in no event shall Subtenant be entitled to make any changes, alterations, or modifications of structural portions or the exterior of the Building, including, without limitation, anything which would affect window treatments, paint, surface texture, awnings, light fixtures, or signage, without first obtaining Sublandlord’s prior written consent, which may be withheld in Sublandlord’s sole and absolute discretion.
     12. REPAIRS AND MAINTENANCE.
          12.1 Subtenant’s Repair and Maintenance Obligations. Subtenant shall at all times throughout the Term, at its sole cost and expense, keep the Premises in good order and repair, reasonable wear and tear excepted, including, by way of illustration only, maintenance and repair of all exterior doors and entrances, windows and moldings and trim on all doors and windows, bathrooms, all partitions, door surfaces,

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[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

fixtures, equipment and appurtenances as well as all Building Systems serving only the Premises or that portion of the Building Systems serving the entire Building which are physically located within the Premises. Subtenant shall have the VAV located within the Premises serviced at least one time per year. After each yearly servicing, Subtenant shall provide Sublandlord proof of servicing of the Subtenant VAV within five (5) days of such servicing. Subtenant shall commit no waste nor disturb the structural integrity of the Premises. Upon expiration or termination of the Sublease Term, Subtenant shall promptly and peacefully surrender the Premises, together with all keys, to Sublandlord in as good condition as when received by Subtenant from Sublandlord or as thereafter improved, reasonable wear and tear and casualty or condemnation which Subtenant is not required elsewhere under this Sublease to repair or restore excepted.
          12.2 Sublandlord’s Repair and Maintenance Obligations. Sublandlord shall maintain and repair in reasonably good working order and condition as necessary the following areas of the Building: (i) all Common Areas, (ii) all structural components, (iii) the foundation, and (iv) the roof. Sublandlord shall also maintain those portions of the Building Systems not physically located within the Premises or located within the premises of another subtenant. Costs for the foregoing shall be includable in Operating Expenses and/or Common Area Maintenance Expenses as set forth in and subject to Section 4.2(b) and Section 4.2(c).
     13. ACCESS. After reasonable notice from Sublandlord (except in cases of emergency, where no notice is required) Subtenant shall permit Sublandlord and its agents and employees to enter the Premises at reasonable times for the purposes of repair or inspection. This Section 13 shall not impose any repair or other obligation upon Sublandlord not expressly stated elsewhere in this Sublease. After reasonable notice to Subtenant, Sublandlord shall have the right to enter the Premises for the purpose of showing the Premises to prospective purchasers or lenders at any time, and to prospective Subtenants within one hundred eighty (180) days prior to the expiration or sooner termination of the Sublease Term. Sublandlord shall use commercially reasonable efforts to minimize any adverse impacts on Subtenant’s use, enjoyment, and access of and to the Premises as well as the visibility of its signage in connection with any entry on or activities at the Premises.
     14. SIGNAGE. Except as described below, Subtenant shall obtain Sublandlord’s written consent before installing any signs upon the Premises, which consent shall not be unreasonably withheld. Subtenant shall install any approved signage at Subtenant’s sole expense and in compliance with all applicable laws. Subtenant shall not damage or deface the Premises in installing or removing signage and shall repair any injury or damage to the Premises caused by such installation or removal. Sublandlord reserves the right to remove any offensive marketing, advertisement and/or materials at all times. Sublandlord agrees to provide Subtenant with a lobby directory signage. In addition, Subject to existing governmental, municipal and historical district building codes and regulations Subtenant shall have the right to install the signage depicted on

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[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit H attached hereto and incorporated herein. Sublandlord shall assist with the Subtenant in securing approval on Subtenant’s proposed signage from the City of Seattle and the Pioneer Square Preservation Board. Subtenant shall have the right to display banners, balloons, and other related to advertise Subtenant’s product directly in front of Subtenant’s Premises on Occidental Street with Sublandlord’s prior written reasonable consent. Such advertising shall be contingent on requirements of the local ordinance. Sublandlord reserves the right to remove any offensive displays and/or advertisement. Signage allowed in this Section 14 shall not include any signs on the exterior walls of the Building. Subtenant, at Subtenant’s sole expense, shall have (i) the ongoing option, at its election to be made anytime and from time to time when no third party is then leasing the external façade of the south facing wall of the Building (the “Wall Sign”), to lease the Wall Sign for one or more periods as may be elected at such times by Subtenant; and (ii) a first right of refusal to lease the Wall Sign, to be exercised in writing by Subtenant within five (5) business days after Sublandlord notifies Subtenant that Sublandlord has received a bona fide third-party offer which Sublandlord would otherwise be willing to accept, providing with such notice a copy of such third-party offer (although Sublandlord may redact terms addressing rent or other consideration therefrom); and, in either such event, Sublandlord and Subtenant will enter into a separate Wall Sublease for Subtenant’s Wall Sign in the form attached hereto as Exhibit K.
     15. DESTRUCTION OR CONDEMNATION.
          15.1. Damage and Repair. If the Premises are partially damaged but not rendered untenantable, by fire or other insured casualty, then Sublandlord shall diligently restore the Premises and this Sublease shall not terminate. The Premises shall not be deemed untenantable if less than twenty-five percent (25%) of the Premises are damaged. Sublandlord shall have no obligation to restore the Premises if insurance proceeds are not available to pay the entire cost of such restoration. If insurance proceeds are available to Sublandlord but are not sufficient to pay the entire cost of restoring the Premises, then Sublandlord may elect to terminate this Sublease and keep the insurance proceeds, by notifying Subtenant within sixty (60) days of the date of such casualty.
     If the Premises are entirely destroyed, or partially damaged and rendered untenantable, by fire or other casualty, Sublandlord may, at its option: (a) terminate this Sublease as provided herein, or (b) restore the Premises to its previous condition. If, within sixty (60) days after receipt by Sublandlord from Subtenant of written notice that Subtenant deems the Premises untenantable, Sublandlord fails to notify Subtenant of its election to restore the Premises, or if Sublandlord is unable to restore the Premises within nine (9) months of the date of the casualty event, then Subtenant may elect to terminate the Sublease.
     If Sublandlord restores the Premises under this Section 15.1, Sublandlord shall proceed with reasonable diligence to complete the work, and the Monthly Base Rent shall be abated in the same proportion as the untenantable portion of the Premises bears to the whole Premises, provided that there shall be a rent abatement only if the damage or

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[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

destruction of the Premises did not result from, or was not contributed to directly or indirectly by the act, fault or neglect of Subtenant, or Subtenant’s officers, contractors, licensees, agents, servants, employees, guests, invitees or visitors. No damages, compensation or claim shall be payable by Sublandlord for inconvenience, loss of business or annoyance directly, incidentally or consequentially arising from any repair or restoration of any portion of the Premises. Sublandlord will not carry insurance of any kind for the protection of Subtenant or on Subtenant’s furniture or on any fixtures, equipment, improvements or appurtenances of Subtenant under this Sublease, and Sublandlord shall not be obligated to repair any damage thereto or replace the same unless the damage is caused by Sublandlord’s negligence.
          15.2. Condemnation. If the Premises are made untenantable by eminent domain or conveyed under a threat of condemnation, this Sublease shall automatically terminate as of the earlier of the date title to the Property vests in the condemning authority or the condemning authority first has possession of the Premises and all Rent shall be paid to that date. In the event of a taking of a portion of the Property that does not render the Premises untenantable, then this Sublease shall continue in full force and effect and the Monthly Base Rent shall be equitably reduced based on the proportion by which the floor area of the Premises is reduced, such reduction in Monthly Base Rent to be effective as of the earlier of the date the condemning authority first has possession of such portion or title vests in the condemning authority. Sublandlord shall be entitled to the entire award from the condemning authority attributable to the value of the Premises and Subtenant shall make no claim for the value of its leasehold. Subtenant shall be permitted to make a separate claim against the condemning authority for moving expenses or damages resulting from interruption in its business, provided that in no event shall Subtenant’s claim reduce Sublandlord’s award.
     16. INSURANCE.
          16.1. Subtenant’s Insurance.
               (a) All insurance required to be carried by Subtenant hereunder shall be issued by responsible insurance companies reasonably acceptable to Sublandlord and Sublandlord’s lender and qualified to do business in the State of Washington. Each policy of liability insurance shall name Sublandlord, and at Sublandlord’s request any mortgagee of Sublandlord, as an additional insured. Each policy shall contain (i) a cross-liability endorsement, (ii) a provisions that such policy and the coverage evidenced thereby shall be primary and non-contributing with respect to any policies carried by Sublandlord and that any coverage carried by Sublandlord shall be excess insurance, and (iii) with respect to property insurance policies only, a waiver by the insurer of any right of subrogation against Sublandlord, its agents, employees and representatives, which arises or might arise by reason of any payment under such policy or by reason of any act or omission of Sublandlord, its agents, employees or representatives. A copy of each paid up policy (authenticated by the insurer) or an ACORD certificate of the insurer evidencing the existence and amount of each insurance policy required hereunder shall be

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[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

delivered to Sublandlord before the date Subtenant is first given the right of possession of the Premises, and thereafter within thirty (30) days after any demand by Sublandlord therefore. Sublandlord may, at any time and from time to time, inspect and/or copy any insurance policies required to be maintained by Subtenant hereunder. No such policy shall be cancelable except after twenty (20) days written notice to Sublandlord and Sublandlord’s lender. Subtenant shall furnish Sublandlord with renewals or “binders” of any such policy at least ten (10) days prior to the expiration thereof. Subtenant agrees that if Subtenant does not take out and maintain such insurance, Sublandlord may (but shall not be required to) procure said insurance on Subtenant’s behalf and charge the Subtenant the premiums together with a twenty-five percent (25%) handling charge, payable upon demand. Subtenant shall have the right to provide such insurance coverage pursuant to blanket policies obtained by the Subtenant, provided such blanket policies expressly afford coverage to the Premises, Sublandlord, Sublandlord’s mortgagee and Subtenant as required by this Sublease.
               (b) Beginning on the date Subtenant is given access to the Premises for any purpose and continuing until the expiration of the Term, Subtenant shall procure, pay for and maintain in effect policies of property insurance covering (i) all leasehold improvements (including any alterations, additions or improvements that may be made by Subtenant), and (ii) trade fixtures, merchandise and other personal property from time to time in, on or about the Premises, in the amount not less than one hundred percent (100%) of their actual replacement cost from time to time, providing protection against any peril included within the classification “Fire and Extended Coverage” together with insurance against sprinkler damage, vandalism and malicious mischief. The proceeds of such insurance shall be used for the repair or replacement of the property so insured. Upon termination of this Sublease following a casualty as set forth herein, the proceeds under (i) shall be paid to Sublandlord, and the proceeds under (ii) above shall be paid to Subtenant.
               (c) Beginning on the date Subtenant is given access to the Premises for any purpose and continuing until the expiration of the Term, Subtenant shall procure, pay for and maintain in effect workers’ compensation insurance as required by law and comprehensive public liability and property damage insurance with respect to the construction of improvements on the Premises, the use, operation or condition of the Premises and the operation of Subtenant in, on or about the Premises, providing personal injury and broad from property damage coverage for not less than One Million Dollars ($1,000,000.00) combined single limit for bodily injury, death and property damage liability.
               (d) Subtenant shall deposit the policy or policies of such required insurance or ACORD certificates thereof with Sublandlord prior to the Commencement Date, which policies shall name Sublandlord and Sublandlord’s designee as additional named insured and shall also contain a provision stating that such policy or

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[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

policies shall not be canceled or materially altered except after thirty (30) days written notice to Sublandlord.
               (e) Not less than every three (3) years during the Term, Sublandlord and Subtenant shall mutually agree to increases in all Subtenant’s insurance policy limits for all insurance carried by Subtenant as set forth in this Section 16.1. In the event Sublandlord and Subtenant cannot mutually agree upon the amounts of said increases, then Subtenant agrees that all insurance policy limits as set forth in this Section 16.1 shall be adjusted for increases in the same proportion as Monthly Base Rent.
          16.2. Sublandlord Insurance. Sublandlord shall carry standard form extended coverage fire insurance of the Building shell and core in the amount of their full replacement value, commercial general liability insurance with respect to the Sublandlord’s activities at the Building and Property (including the Common Areas), and such other insurance of such types and amounts as Sublandlord, in its discretion, shall deem reasonably appropriate. The cost of any such insurance may be included in the Operating Expenses by a “blanket policy” insuring other parties and/or locations in addition to the Building, in which case the portion of the premiums therefor allocable to the Building and the Property shall be included in the Operating Expenses. In addition to the foregoing, in the event Subtenant fails to provide or keep in force any of the insurance as required above, Sublandlord, in its discretion, may provide such insurance, in which event, the cost thereof shall be payable by Subtenant to Sublandlord as Additional Rent on the first day of the calendar month immediately following demand therefor from Sublandlord.
          16.3. Waiver of Subrogation. Sublandlord and Subtenant hereby release each other and any other Subtenant, their agents or employees, from responsibility for, and waive their entire claim of recovery for any loss or damage arising from any cause covered by property insurance required to be carried by each of them. Each party shall provide notice to the property insurance carrier or carriers of this mutual waiver of subrogation, and shall cause its respective property insurance carriers to waive all rights of subrogation against the other. This waiver shall not apply to the extent of the deductible amounts to any such properties policies or to the extent of liabilities exceeding the limits of such policies.

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[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     17. INDEMNIFICATION.
          17.1. Subtenant’s Duty. Subtenant shall indemnify, defend and hold Sublandlord harmless against and from liability and claims of any kind for loss or damage to property of Subtenant or any other person, or for any injury to or death of any person, arising out of: (1) Subtenant’s use and occupancy of the Premises, or any work, activity or other things allowed or suffered by Subtenant to be done in, on or about the Premises or the Property; (2) any breach or default by Subtenant of any of Subtenant’s obligations under this Sublease; or (3) any negligent or otherwise tortuous act or omission of Subtenant, its agents, employees, invitees or contractors. Subtenant shall at Subtenant’s expense, and by counsel satisfactory to Sublandlord, defend Sublandlord in any action or proceeding arising from any such claim and shall indemnify Sublandlord against all costs, attorneys’ fees, expert witness fees and any other expenses incurred in such action or proceeding. As a material part of the consideration for Sublandlord’s execution of this Sublease, except for Sublandlord’s gross negligence or willful misconduct, Subtenant hereby assumes all risk of damage or injury to any person or property in, on or about the Premises or the Property from any cause.
          17.2. Sublandlord’s Duty. Sublandlord shall indemnify, defend and hold Subtenant harmless from any liability, loss, cost, expense or claim (including reasonable attorneys’ fees) of any nature resulting from any injury to person or damage to property arising from the negligence or willful misconduct of Sublandlord, its employees, contractors, agents, or invitees or any activities conducted on or about the Premises by anyone other than Subtenant, its employees, contractors or agents.
          When the claim is caused by the joint negligence or willful misconduct of Subtenant and Sublandlord or Subtenant and a third party unrelated to Subtenant (except Subtenant’s agents, officers, employees or invitees), Subtenant’s duty to indemnify and defend shall be proportionate to Subtenant’s allocable share of joint negligence or willful misconduct. When the claim is caused by the joint negligence or willful misconduct of Subtenant and Sublandlord or Sublandlord and a third party unrelated to Sublandlord (except Sublandlord’s agents, officers, employees or invitees), Sublandlord’s duty to indemnify and defend shall be proportionate to Sublandlord’s allocable share of joint negligence or willful misconduct.
     In the absence of comparative or concurrent negligence on the part of the party claiming indemnity under this Section 17 or its employees, contractors, agents or invitees, the foregoing indemnity shall also include reasonable costs, expenses and attorneys’ fees incurred in successfully establishing the right to indemnity. The indemnifying party shall have the right to assume the defense of any claim subject to this indemnity with counsel reasonably satisfactory to the indemnified party. The indemnified party agrees to cooperate fully with the indemnifying party and its counsel in any matter where the indemnifying party elects to defend, provided the indemnifying party shall promptly reimburse the indemnified party for reasonable costs and expenses incurred in connection with its duty to cooperate.

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[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     Solely for the purpose of effectuating the parties’ respective indemnification obligations under this Sublease, and not for the benefit of any third parties (including but not limited to employees of either party), each party specifically and expressly waives any immunity that may be granted it under the Washington State Industrial Insurance Act, Title 51 RCW. Furthermore, the indemnification obligations under this Sublease shall not be limited in any way by any limitation on the amount or type of damages, compensation or benefits payable to or for any third party under Worker Compensation Acts, Disability Benefit Acts or other employee benefit acts. The parties acknowledge that the foregoing provisions of this paragraph have been specifically and mutually negotiated between the parties.
          17.3. Limitation on Sublandlord’s Liability. Sublandlord shall not be liable for injury or damage which may be sustained by the person or property of Subtenant, its employees, invitees or customers, or any other person in or about the Premises, caused by or resulting from fire, steam, electricity, gas, water or rain which may leak or flow from or into any part of the Premises, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, whether such damage or injury results from conditions arising upon the Premises or upon other portions of the Building or Property or from other sources. Sublandlord shall not be liable for any damages arising from any act or omission of any other Subtenant of the Building or the Property.
     18. ASSIGNMENT AND SUBLETTING. Subtenant shall not assign, sublet, mortgage, encumber or otherwise transfer any interest in this Sublease (collectively referred to as a “Transfer”) or any part of the Premises, without first obtaining Sublandlord’s written consent which consent shall not be unreasonably withheld or delayed. No Transfer shall relieve Subtenant of any liability under this Sublease notwithstanding Sublandlord’s consent to such transfer. Consent to any Transfer shall not operate as a waiver of the necessity for Sublandlord’s consent to any subsequent Transfer.
     If Subtenant is a partnership, limited liability company, corporation, or other entity, any transfer of this Sublease by merger, consolidation, redemption or liquidation, or any change(s) in the ownership of, or power to vote, which singularly or collectively represents a majority of the beneficial interest in Subtenant, shall constitute a Transfer under this Section 18.
     As a condition to Sublandlord’s approval, if given, any potential assignee approved by Sublandlord shall assume all obligations of Subtenant under this Sublease accruing on and after the effective date of such assignment and shall be jointly and severally liable with Subtenant for the payment of Rent and performance of all terms of this Sublease, and any potential sub-sublessee shall acknowledge that its sub-sublease is subject to and subordinate in all respects to this Sublease and to the Master Lease. In connection with any Transfer, Subtenant shall provide Sublandlord with copies of all assignments, sub-subleases and assumption instruments.

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[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     19. LIENS. Subtenant shall keep the Property and the Premises free from any liens created by or through Subtenant. Subtenant shall indemnify, defend and hold Sublandlord harmless from liability from any such liens including, without limitation, liens arising from any Alterations. If a lien is filed against the Property or the Premises by any person claiming by, through or under Subtenant, Subtenant shall, upon request of Sublandlord, at Subtenant’s expense, promptly either satisfy the lien and cause it to be removed from title to the Property or Premises, as applicable, or furnish to Sublandlord a bond in form and amount and issued by a surety reasonably satisfactory to Sublandlord, indemnifying Sublandlord and the Premises against all liabilities, costs and expenses, including attorneys’ fees, which Sublandlord could reasonably incur as a result of such lien(s).
     20. DEFAULT. The following occurrences shall each be deemed an event of default (“Event of Default”) by Subtenant:
          20.1. Failure to Pay. Subtenant fails to pay any sum, including Rent, due under this Sublease following ten (10) days’ written notice from Sublandlord of the failure to pay.
          20.2. Abandonment. Subtenant abandons the Premises (defined as an absence of ten (10) days or more while Subtenant is in breach of some other term of this Sublease). Subtenant’s abandonment of the Premises shall not be subject to any notice or right to cure.
          20.3. Insolvency. Subtenant becomes insolvent, voluntarily or involuntary bankrupt or a receiver, assignee or other liquidating officer is appointed for Subtenant’s business, provided that in the event of any involuntary bankruptcy or other insolvency proceeding, the existence of such proceeding such constitute an Event of Default only if such proceeding is not dismissed or vacated within sixty (60) days after its institution or commencement.
          20.4. Levy or Execution. Subtenant’s interest in this Sublease or the Premises, or any part thereof, is taken by execution or other process of law directed against Subtenant, or is taken upon or subjected to any attachment by any creditor of Subtenant, if such attachment is not discharged within fifteen (15) days after being levied.
          20.5. Other Non-Monetary Defaults. Subtenant breaches any agreement, term or covenant of this Sublease other than one requiring the payment of money and not otherwise enumerated in this Section 20, and the breach continues for a period of thirty (30) days after notice by Sublandlord to Subtenant of the breach.
          20.6. Failure to Take Possession. Subtenant fails to take possession of the Premises on the Commencement Date.

Multi-Tenant Lease Triple Net	Page 22
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     21. REMEDIES. Sublandlord shall have the following remedies upon an Event of Default. Sublandlord’s rights and remedies under this Sublease shall be cumulative, and none shall exclude any other right or remedy allowed by law.
          21.1. Termination of Sublease. Sublandlord may terminate the Sublease and re-enter the Premises and take possession thereof, but no act by Sublandlord other than written notice from Sublandlord to Subtenant of termination shall terminate this Sublease. The Sublease shall terminate on the date specified in the notice of termination. Upon termination of this Sublease, Subtenant will remain liable to Sublandlord for damages in an amount equal to the Rent and other sums that would have been owing by Subtenant under this Sublease for the balance of the Sublease Term, less the net proceeds, if any, of any reletting of the Premises by Sublandlord subsequent to the termination, after deducting all Sublandlord’s Reletting Expenses (as defined below). Sublandlord shall be entitled to either collect damages from Subtenant monthly on the days on which Rent or other amounts would have been payable under the Sublease, or alternatively, Sublandlord may accelerate Subtenant’s obligations under the Sublease and recover from Subtenant: (i) unpaid Rent which had been earned at the time of termination; (ii) the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of Rent loss that Subtenant proves could reasonably have been avoided; (iii) the amount by which the unpaid Rent for the balance of the Term of the Sublease after the time of award exceeds the amount of Rent loss that Subtenant proves could reasonably be avoided (discounting such amount by the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%)); and (iv) any other amount necessary to compensate Sublandlord for all the detriment proximately caused by Subtenant’s failure to perform its obligations under the Sublease, or which in the ordinary course would be likely to result from the Event of Default, including without limitation Reletting Expenses described in Section 21.2.
          21.2. Re-entry and Reletting. Sublandlord may continue this Sublease in full force and effect, and without demand or notice, re-enter and take possession of the Premises or any part thereof, expel the Subtenant from the Premises and anyone claiming through or under the Subtenant, and remove the personal property of either. Sublandlord may relet the Premises, or any part of them, in Sublandlord’s or Subtenant’s name for the account of Subtenant, for such period of time and at such other terms and conditions, as Sublandlord, in its discretion, may determine. Sublandlord may collect and receive the Rents for the Premises. Re-entry or taking possession of the Premises by Sublandlord under this Section shall not be construed as an election on Sublandlord’s part to terminate this Sublease, unless a written notice of termination is given to Subtenant. Sublandlord reserves the right following any re-entry or reletting, or both, under this Section to exercise its right to terminate the Sublease. During the Event of Default, Subtenant will pay Sublandlord the Rent and other sums which would be payable under this Sublease if repossession had not occurred, plus the net proceeds if any, after reletting the Premises, after deducting Sublandlord’s Reletting Expenses. “Reletting

Multi-Tenant Lease Triple Net	Page 23
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Expenses” is defined to include all expenses incurred by Sublandlord in connection with reletting the Premises, including without limitation, all repossession costs, brokerage commissions, attorneys’ fees, remodeling and repair costs, costs for removing and storing Subtenant’s property and equipment, and Rent concessions granted by Sublandlord to any new Subtenant, prorated over the life of the new lease. Sublandlord shall use commercially reasonable efforts to mitigate its damages in the event of any Subtenant default hereunder.
          21.3. Waiver of Redemption Rights. Subtenant, for itself, and on behalf of any and all persons claiming through or under Subtenant, including creditors of all kinds, hereby waives and surrenders all rights and privileges which they may have under any present or future law, to redeem the Premises or to have a continuance of this Sublease for the Sublease term, as it may have been extended.
          21.4. Nonpayment of Additional Rent. All costs which Subtenant agrees to pay to Sublandlord pursuant to this Sublease shall in the event of nonpayment be treated as if they were payments of Rent, and Sublandlord shall have all the rights herein provided for in case of nonpayment of Rent.
          21.5. Failure to Remove Property. If Subtenant fails to remove any of its property from the Premises at Sublandlord’s request following an uncured Event of Default, Sublandlord may, at its option and without notice, remove and store the property at Subtenant’s expense and risk. If Subtenant does not pay the storage cost within five (5) days of Sublandlord’s request, Sublandlord may, at its option, have any or all of such property sold at public or private sale (and Sublandlord may become a purchaser at such sale), in such manner as Sublandlord deems proper, without notice to Subtenant. Sublandlord shall apply the proceeds of such sale: (i) to the expense of such sale, including reasonable attorneys’ fees actually incurred; (ii) to the payment of the costs or charges for storing such property; (iii) to the payment of any other sums of money which may then be or thereafter become due Sublandlord from Subtenant under any of the terms hereof; and (iv) the balance, if any, to Subtenant. Nothing in this Section shall limit Sublandlord’s right to sell Subtenant’s personal property as permitted by law to foreclose Sublandlord’s lien for unpaid rent.
     22. MORTGAGE SUBORDINATION AND ATTORNMENT. This Sublease shall automatically be subordinate to any mortgage or deed of trust created by Sublandlord which is now existing or hereafter placed upon the Premises including any advances, interest, modifications, renewals, replacements or extensions (“Sublandlord’s Mortgage”), provided the holder of any Sublandlord’s Mortgage or any person(s) acquiring the Premises at any sale or other proceeding under any such Sublandlord’s Mortgage shall elect to continue this Sublease in full force and effect. Subtenant shall attorn to the holder of any Sublandlord’s Mortgage or any person(s) acquiring the Premises at any sale or other proceeding under any Sublandlord’s Mortgage provided such person(s) assume the obligations of Sublandlord under this Sublease. Subtenant shall promptly and in no event later than fifteen (15) days execute, acknowledge and

Multi-Tenant Lease Triple Net	Page 24
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

deliver documents which the holder of any Sublandlord’s Mortgage may reasonably require as further evidence of this subordination and attornment. Notwithstanding the foregoing, Subtenant’s obligations under this Section are conditioned on the holder of each of Sublandlord’s Mortgage and each person acquiring the Premises at any sale or other proceeding under any such Sublandlord’s Mortgage not disturbing Subtenant’s occupancy and other rights under this Sublease, so long as no uncured Event of Default exists.
     23. NON-WAIVER. Sublandlord’s waiver of any breach of any term contained in this Sublease shall not be deemed to be a waiver of the same term for subsequent acts of Subtenant. The acceptance by Sublandlord of Rent or other amounts due by Subtenant hereunder shall not be deemed to be a waiver of any breach by Subtenant preceding such acceptance.
     24. HOLDOVER. If Subtenant shall, without the written consent of Sublandlord, hold over after the expiration or termination of the Term, such tenancy shall be deemed to be on a month-to-month basis and may be terminated according to Washington law. During such tenancy, Subtenant agrees to pay to Sublandlord one hundred fifty percent (150%) the Monthly Base Rent last payable under this Sublease, unless a different rate is agreed upon by Sublandlord. All other terms of the Sublease shall remain in effect.
     25. NOTICES. All notices under this Sublease shall be in writing and effective (i) when delivered by recognized overnight delivery service or in person, or (ii) three (3) days after being sent by registered or certified mail to Sublandlord or Subtenant, as the case may be, at the Notice Addresses set forth in Section 1.8.
     26. COSTS AND ATTORNEYS’ FEES. If Subtenant or Sublandlord engage the services of an attorney to collect monies due or to bring any action for any relief against the other, declaratory or otherwise, arising out of this Sublease, including any suit by Sublandlord for the recovery of Rent or other payments, or possession of the Premises, the losing party shall pay the Prevailing Party a reasonable sum for attorneys’ fees in such suit, at trial and on appeal. “Prevailing Party” shall include without limitation (a) a party who dismisses an action in exchange for sums allegedly due; (b) the party who receives performance from the other party of an alleged breach or a desired remedy that is substantially equivalent to the relief sought in an action or proceeding; or (c) the party determined to be the prevailing party by an arbitrator or a court of law.
     27. ESTOPPEL CERTIFICATES. Subtenant shall, from time to time, upon written request of Sublandlord, execute, acknowledge and deliver to Sublandlord or its designee a written statement specifying the following, subject to any modifications necessary to make such statements true and complete: (i) the date the Sublease Term commenced and the date it expires; (ii) the amount of Monthly Base Rent and the date to which such Rent has been paid; (iii) that this Sublease is in full force and effect and has not been assigned, modified, supplemented or amended in any way; (iv) that this

Multi-Tenant Lease Triple Net	Page 25
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Sublease represents the entire agreement between the parties; (v) that all conditions under this Sublease to be performed by Sublandlord have been satisfied; (vi) that there are no existing claims, defenses or offsets which the Subtenant has against the enforcement of this Sublease by Sublandlord; (vii) that no Rent has been paid more than one month in advance; and (viii) that no security has been deposited with Sublandlord (or, if so, the amount thereof). Any such statement delivered pursuant to this Section may be relied upon by a prospective purchaser of Sublandlord’s interest or assignee of any mortgage or new mortgagee of Sublandlord’s interest in the Premises. If Subtenant shall fail to respond within ten (10) business days of receipt by Subtenant of a written request by Sublandlord as herein provided, Subtenant shall be deemed to have given such certificate as above provided without modification and shall be deemed to have admitted the accuracy of any information supplied by Sublandlord to a prospective purchaser or mortgagee, or, in Sublandlord’s sole discretion, such failure shall be deemed an un-curable Event of Default.
     28. TRANSFER OF SUBLANDLORD’S INTEREST. This Sublease shall be assignable by Sublandlord without the consent of Subtenant. In the event of any transfer or transfers of Sublandlord’s interest in the Property or the Premises, other than a transfer for security purposes only, upon the assumption of this Sublease by the transferee, Sublandlord shall be automatically relieved of obligations and liabilities accruing from and after the date of such transfer, except for any retained security deposit or prepaid rent, and Subtenant shall attorn to the transferee.
     29. RIGHT TO PERFORM. If Subtenant shall fail to timely pay any sum or perform any other act on its part to be performed hereunder, after expiration of applicable notice and cure periods, Sublandlord may make any such payment or perform any such other act on Subtenant’s part to be made or performed as provided in this Sublease. Subtenant shall, on demand, reimburse Sublandlord for its expenses reasonably incurred in making such payment or performance. Sublandlord shall (in addition to any other right or remedy of Sublandlord provided by law) have the same rights and remedies in the event of the nonpayment of sums due under this Section 29 as in the case of default by Subtenant in the payment of Rent.
     30. HAZARDOUS MATERIAL. Subtenant shall not cause or permit any Hazardous Material (as defined below) to be brought upon, kept, or used in or about, or disposed of on the Premises or the Property (or migrate off the Property) by Subtenant, its agents, employees, contractors or invitees, except in strict compliance with all applicable federal, state and local laws, regulations, codes and ordinances. If Subtenant breaches the obligations stated in the preceding sentence, then Subtenant shall indemnify, defend and hold Sublandlord harmless from any and all claims, judgments, damages, penalties, fines, costs, liabilities or losses including, without limitation, diminution in the value of the Property or the Premises, damages for the loss or restriction on use of rentable or usable space or of any amenity of the Property or the Premises, or elsewhere, damages arising from any adverse impact on marketing of space at the Property, and sums paid in settlement of claims, attorneys’ fees, consultant fees and expert fees (collectively, “Claims”) incurred or suffered by Sublandlord either during or after the Sublease Term

Multi-Tenant Lease Triple Net	Page 26
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

and which relate to Hazardous Materials brought upon, kept, or used in or about, or disposed of on the Premises or Property (or which migrate off the Property) by Subtenant. Claims include without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, remedial, removal or restoration work, whether or not required by any federal, state or local governmental agency or political subdivision, because of Hazardous Material present in, on or under the Property or the Premises, or in soil or groundwater on or under the Property, or if same has migrated to adjacent property. Subtenant shall immediately notify Sublandlord of any inquiry, investigation or notice that Subtenant may receive from any third party regarding the actual or suspected presence of Hazardous Material on the Property or the Premises or regarding the actual or suspected presence of Hazardous Material on adjacent property which has allegedly migrated from the Property.
     Without limiting the foregoing, if the presence of any Hazardous Material brought upon, kept or used in or about the Property or the Premises by Subtenant, its agents, employees, contractors or invitees, results in any unlawful release or discharge of Hazardous Material on the Property or the Premises or any other property, Subtenant shall promptly take all actions, at its sole expense, as are necessary to properly remediate the Property, the Premises or other property in accordance with federal and state standards applicable to the release of any such Hazardous Material; provided that Sublandlord’s approval of such actions shall first be obtained, which approval may be withheld at Sublandlord’s sole discretion.
     Notwithstanding anything to the contrary herein, Subtenant’s obligations under this Sublease to indemnify Sublandlord with respect to Hazardous Materials and to remediate Hazardous Materials are not applicable to Hazardous Materials on, in or under the Property or the Premises prior to the Commencement Date. Sublandlord shall indemnify, defend and hold Subtenant harmless from any and all Claims incurred or suffered by Subtenant either during or after the Sublease Term and which relate to Hazardous Materials existing in, on, or under the Premises or Property as of the Commencement Date or which are brought upon, kept, or used in or about, or disposed of on the Premises or Property (or which migrate off the Property) by Sublandlord.
     As used herein, the term “Hazardous Material” means any hazardous, dangerous, toxic or harmful substance, material or waste including biomedical waste which is or becomes regulated by any local governmental authority, the State of Washington or the United States Government due to its potential harm to the health, safety or welfare of humans or the environment.
     31. QUIET ENJOYMENT. So long as Subtenant pays the Rent and performs all of its obligations set forth herein, Subtenant’s possession of the Premises will not be disturbed by Sublandlord or anyone claiming by, through or under Sublandlord, or by the Master Landlord or the holders of any Sublandlord’s Mortgage or any successor thereto.

Multi-Tenant Lease Triple Net	Page 27
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     32. GENERAL.
          32.1. Heirs and Assigns. This Sublease shall apply to and be binding upon Sublandlord and Subtenant and their respective heirs, executors, administrators, successors and assigns.
          32.2. Brokers’ Fees. Leigh Callaghan and James Yalowitz represented Sublandlord in connection with this Sublease, and Austin Cohn and Anne Marie Koehler represented Subtenant in connection with this Sublease (collectively, the “Brokers”). Subtenant represents and warrants to Sublandlord that it has not engaged any other broker, and no other finder, broker or other person who would be entitled to any commission or fees for the negotiation, execution, or delivery of this Sublease other than as disclosed above. Subtenant shall indemnify, defend and hold Sublandlord harmless against any loss, cost, liability or expense incurred by Sublandlord as a result of any claim asserted by any such other broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Subtenant. Sublandlord shall pay commissions due to the Brokers in connection with this Sublease pursuant to a separate written commission agreement.
          32.3. Entire Agreement. This Sublease contains all of the covenants and agreements between Sublandlord and Subtenant relating to the Premises. No prior agreements or understanding pertaining to the Sublease shall be valid or of any force or effect and the covenants and agreements of this Sublease shall not be altered, modified or added to except in writing signed by Sublandlord and Subtenant.
          32.4. Severability. Any provision of this Sublease which shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision of this Sublease.
          32.5. Force Majeure. Time periods for either party’s performance under any provisions of this Sublease (excluding payment of Rent) shall be extended for periods of time during which the party’s performance is prevented due to circumstances beyond such party’s control, including without limitation, fires, floods, earthquakes, lockouts, strikes, embargoes, governmental regulations, acts of God, public enemy, war or other strife.
          32.6. Governing Law. This Sublease shall be governed by and construed in accordance with the laws of the State of Washington.
          32.7. Memorandum of Sublease. This Sublease shall not be recorded. However, Sublandlord and Subtenant shall, at the other’s request, execute and record a memorandum of Sublease in recordable form that identifies Sublandlord and Subtenant, the Commencement and Expiration Dates of the Sublease, and the legal description of the Premises as set forth on attached Exhibit B.

Multi-Tenant Lease Triple Net	Page 28
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

          32.8. Submission of Sublease Form Not an Offer. One party’s submission of this Sublease to the other for review shall not constitute an offer to lease the Premises. This Sublease shall not become effective and binding upon Sublandlord and Subtenant until it has been fully signed by both Sublandlord and Subtenant.
          32.9. Authority of Parties. Any individual signing this Sublease on behalf of an entity represents and warrants to the other that such individual has authority to do so and, upon such individual’s execution, that this Sublease shall be binding upon and enforceable against the party on behalf of whom such individual is signing.
     33. PARKING. Subtenant and its customers shall be entitled to share parking with Sublandlord’s other Subtenants and their customers at the designated parking areas for the Property at no charge. Subtenant shall comply and shall be responsible for the compliance of its customers with the terms of the Sublease and any reasonable rules and regulations adopted by Sublandlord from time to time for the safe and orderly sharing of parking.
     34. EMPLOYER INFORMATION FORM — IMMIGRANT INVESTOR PROGRAM. Subtenant understands that the renovations to this premises were funded through investments made by “Alien Entrepreneurs” pursuant to 8 CFR 204.6. This is a Federal program that brings capital into employment generating enterprises by encouraging immigrant investment in certain Regional Centers or Enterprise Zones. A condition of the program is to substantiate employment created directly or indirectly from the Alien’s investment. New employment refers to newly created jobs as opposed to jobs transferred from a different location. Periodically, U.S. Citizenship and Immigration Services will request proof of new employment creation. Subtenant hereby agrees to cooperate with Sublandlord with any requirements imposed on the Sublandlord by the U.S. Government to substantiate Subtenant’s employment creation, in particular upon five days’ written notice, to provide an Affidavit in the form attached hereto and incorporated herein as Exhibit D which may be amended from time to time by the U.S. Government and to also provide within five days’ written notice any supporting documentation required by the U.S. Government thereto.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Multi-Tenant Lease Triple Net	Page 29
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

In Witness Whereof this Sublease has been executed the date and year first above written.

Sublandlord:		Subtenant:

1000 Master Tenant LLC, a Washington limited liability company		Jones Soda Co., a Washington corporation

	By: American Life, Inc.,	By:	/s/ William R. Meissner

	a Washington corporation Its: Managing Member		Willam R. Meissner, CEO & President

By:	/s/ Henry G. Liebman

Henry G. Liebman, President
Consent of Master Landlord
The undersigned Master Landlord pursuant to the Master Lease described above hereby consents to the foregoing Sublease, confirms that the Sublease is an “Approved Sublease” pursuant to the Tenant Operating Agreement as defined in the Master Lease, and agrees to recognize the Sublease in the event the Master Lease is terminated prior to scheduled expiration date of the Sublease Term and any extension or renewal thereof.
1000 1st Avenue South Limited Partnership,
a Washington limited partnership
        By: American Life, Inc.,
               a Washington corporation
        Its: Managing General Partner

By:	/s/ Henry G. Liebman
Henry G. Liebman, President

Multi-Tenant Lease Triple Net	Page 30
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

STATE OF WASHINGTON	)
)ss
COUNTY OF KING	)
On this 13th day of June, 2011, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Henry Liebman, to me known to be the President of American Life, Inc. the corporation, that executed the foregoing instrument and acknowledged the said instrument to be the free and voluntary act of and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument as the Manager Member of 1000 Master Tenant, LLC.
In Witness Whereof I have hereunto set my hand and affixed my official seal the day and year first above written.

/s/ Karyne L. Pesho

Notary Public residing at:
Bellingham

Karyne L. Pesho

Notary’s Name (typed or legibly printed) My Commission Expires:
11-01-2012

STATE OF WASHINGTON	)
)ss
COUNTY OF KING	)
On this 13th day of June, 2011, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared William Meissner to me known to be the CEO/President of Jones Soda Co., the corporation that executed the foregoing instrument and acknowledged the said instrument to be the free and voluntary act of and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument and that the seal affixed is the corporate seal of said corporation.
In Witness Whereof I have hereunto set my hand and affixed my official seal the day and year first above written.

/s/ Karyne L. Pesho

Notary Public residing at:
Bellingham

Karyne L. Pesho

Notary’s Name (typed or legibly printed) My Commission Expires:
11-01-2012

Multi-Tenant Lease Triple Net	Page 32
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit A
SITE PLAN AND PREMISES FLOOR PLAN

Multi-Tenant Lease Triple Net	Exhibit A
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PALMER COURT
06 OCTOBER 2009

8
7
6
5
4
3
2
1
A
B
C
D
E
103
RESTRM
#2
(E) STAIR
UP
103
WOMENS RESTRM
102
EXIT PASSAGEWAY
10'-4"
104
MENS RESTRM
TENANT SPACE
PATIO AREA 349 SF
12'-6½"
12'-8"
8'-5"
54"
ELEVATOR
101
ENTRY
#1
(E) STAIR
UP
106
EAST ENTRY

FIRST FLOOR PLAN
SCALE: 1/16" = 1'-0"

RSF = 8,512 NSF
COMMON AREA = 1,888 NSF

NOTE: ACTUAL DIMENSIONS ARE SUBJECT TO FIELD VERIFICATION.

Multi-Tenant Lease Triple Net	Exhibit A
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit A-1
EXPANSION SPACE FLOOR PLAN
2ND FLOOR

Multi-Tenant Lease Triple Net	Exhibit A-1
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit B
LEGAL DESCRIPTION
The South 36.09 feet of Lot 9 and the North 44 feet of Lot 10 in Block 324, Seattle Tidelands, situate in the City of Seattle, County of King, State of Washington.
Together with an easement for access and utilities on the North 16 feet of property lying on that portion of property legally described below, said easement recorded under King County Office of Records and Elections File No. 980717-1655.
Tax Parcel Number: 7666206678

Multi-Tenant Lease Triple Net	Exhibit B
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit C
GUARANTY
[ Intentionally Blank. ]

Multi-Subtenant Lease Triple Net	Exhibit C
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit D
AFFIDAVIT
State of Washington
County of King
My full name is ____________________. I am over the age of 18 and competent to declare the following:
I am the ________________ (officer title) of ______________________(company).
__________________________(company name) moved into the premises located at ________________________ on _________ date and we occupy ______ square feet of space. Our principle business is _____________________.
As of ______________ date _____________________________ (company) employs ___ full time employees each of whom work 35 or more hours per week; ___ employees who specifically share ___ jobs; and part time employees who in the aggregate work ________ hours per week.
I understand that this information is provided to the Department of Homeland Security to support several permanent residence visa petitions and that the Department of Homeland Security will rely on this information in making its determination of eligibility.
I declare under penalty of perjury that the foregoing is true and correct.
Executed on ______________[date]
_____________________________[signature]

Multi-Subtenant Lease Triple Net	Exhibit D
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit E
Sublandlord’s Work
(Base Building Shell and Core Definition)
1.	All Building and site work completed per permit issued drawings.

2.	All Building and Common Areas, including any multi-tenant floors will be completed.

3.	Restrooms installed and “finished out” per building standard finishes on each floor.

4.	HVAC service (any and all VAV boxes) installed in Subtenant’s space and ready for distribution. Minimum of six (6) zones per floor; four (4) exterior zones and two (2) interior zones with thermostatic controls and wiring coiled for location by Subtenant. HVAC capacity to be one (1) ton of cooling for each 250 square feet of net usable space. (Pending confirmation from HVAC contractor regarding cooling capacity requirements for Subtenant’s requested specifications.)

5.	Electrical service provided to Premises (the meter panels are ready for distribution to the Premises). Electrical service including anticipated Subtenant’s usage of approximately six (6) watts per square foot will be installed to Subtenant’s multiple floors. The first floor shall have all electrical panels installed adjacent to the electrical shaft including one panel for shell & core equipment requirements, one panel for lighting and one 120 volt panel (with step-down transformer if needed) for Subtenant convenience outlets. Distribution from these Sublandlord installed panels shall be by Subtenant. (Pending confirmation from electrical contractor regarding power capacity requirements for Subtenant’s requested specifications.)

6.	Please note that the interior walls remain as brick and therefore little if any drywall will be required except for the restrooms and surrounding the elevator core and stairwells.

7.	All fire and life safety equipment including an oversized standpipe to all floors, with sprinklers installed and turned down supplied to Lease Premises.

8.	All building security access systems installed for Common Areas.

Subtenant shall perform the following work items following delivery of the Premises to Subtenant, and shall receive reimbursement for the reasonable costs incurred by Subtenant therefor, provided that such reimbursement shall not exceed (a) $2.00 per SF for the lighting work described in Item 9 below, and (b) $21 per square yard of carpet & floor covering work described in Item 10 below:

9.	Building standard lighting plans and fixture (or equivalent) to be applied to Subtenant lighting package.

10.	Subtenant to choose finish upgrades from building standard carpet, vinyl, and paint.

Multi-Tenant Lease Triple Net	Exhibit E
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit F
Letter of Credit
[See next page.]

Multi-Tenant Lease Triple Net	Exhibit F
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

A KeyCorp Bank

KeyBank

KEYBANK NATIONAL ASSOCIATION
STANDBY LETTER OF CREDIT SERVICES
MAIL CODE: OH-01-51-0531
4910 TIEDEMAN ROAD
CLEVELAND, OHIO 44144-2338
TEL NO: 216-813-3696, -3698, -3702, -3714,
or -3715
FAX NO: 216-813-3719

Irrevocable Standby Letter of Credit No. S321702

Date: June 17, 2011

Beneficiary:
1000 Master Tenant LLC
1000 1st Avenue South
Seattle, WA 98134

Applicant:
Jones Soda Co.
234 9th Avenue North
Seattle, WA 98109

Amount: US$182,875.00

Expiration Date: June 17, 2014

We hereby establish our Irrevocable Standby Letter of Credit No. S321702 ("Letter of Credit") in your favor for account of Jones Soda Co. for a sum or sums not exceeding a total of One Hundred Eight Two Thousand Eight Hundred Seven Five and 00/100 United States Dollars (US$182,875.00) available by your draft(s) at sight drawn on KeyBank National Association, Cleveland, Ohio bearing the clause, "Drawn under KeyBank National Association Irrevocable Standby Letter of Credit No. S321702 dated June 17, 2011." accompanied by the following document(s):

1. Beneficiary's statement signed by one of its officials reading:

   "We hereby certify that Jones Soda Co. has failed to honor their Lease Agreement dated June 13, 2011 between Jones Soda Co. and 1000 Master Tenant LLC in that the Subtenant has been late in payment of Rent more than five times during the Period."

2. This original Standby Letter of Credit and all amendments, if any.

We hereby engage with you that drafts drawn under and in compliance with the terms of this Standby Letter of Credit will be duly honored after due presentation and delivery of documents as specified to KeyBank National Association, Standby Letter of Credit Services, Mail Code: OH-01-51-0531, 4910 Tiedeman Rd., Cleveland, Ohio 44144-2338 on or before June 17, 2014.

In the event this Standby Letter of Credit is no longer required, the original Standby Letter of Credit and all amendments must be submitted to KeyBank National Association, at the above address, with a signed letter on the Beneficiary's letterhead addressed to KeyBank National Association agreeing to its cancellation.

CONTINUED ON NEXT PAGE

Multi-Tenant Lease Triple Net	Exhibit F
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Multi-Tenant Lease Triple Net	Exhibit F
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Multi-Tenant Lease	Exhibit F
Triple Net
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit G
Subtenant Improvements
1. Plans. Subtenant shall provide to Sublandlord its plans for the Subtenant Improvements in form suitable for (to the extent required) permit application (collectively, the “Working Drawings”). Working Drawings, and all material changes thereto, shall be subject to Sublandlord’s written approval, which shall not be unreasonably conditioned or withheld.
2. Contractors. All contractors and subcontractors participating in construction of the Subtenant Improvements shall be reputable and shall meet all licensing and insurance requirements of the State of Washington. Prior to the commencement of any of the foregoing work, Subtenant shall provide Sublandlord with the general contractor’s state contractor’s registration number and final Working Drawings and copies of permits.
3. Permits. Subtenant shall cause the approved Working Drawings to be submitted to the appropriate governmental agencies for plan review and building permit. Revisions which may be required by governmental agencies as a result of the plan review process shall be reviewed by Subtenant and Sublandlord and modifications reflecting same shall be mutually agreed upon in a timely manner.
4. Construction. Subtenant shall complete the Subtenant Improvements at Subtenant’s sole risk, cost and expense (subject, however to payment of the TI Allowance as described below). Construction shall be performed in a good and workmanlike manner and in compliance with all applicable rules, laws, codes and regulations.
5. Construction Representatives. Subtenant hereby appoints Melissa Kelley to act on its behalf and represent its interests with respect to all matters requiring Subtenant action in this Exhibit. All matters requiring the consent, authorization or other actions by Subtenant with respect to matters set forth in this Section shall be in writing and signed by the aforementioned person. No consent, authorization, or other action by Subtenant with respect to the matters set forth in this Exhibit shall bind Subtenant unless in writing and signed by the aforementioned person. Sublandlord hereby appoints SoDo Builder’s LLC to act on its behalf and represent its interests with respect to all matters requiring Sublandlord action in this Exhibit. All matters requiring the consent, authorization or other actions by Sublandlord with respect to matters set forth in this Section shall be in writing and signed by the aforementioned person. No consent, authorization, or other action by Sublandlord with respect to the matters set forth in this Exhibit shall bind Sublandlord unless in writing and signed by the aforementioned person.

Multi-Tenant Lease Triple Net	Exhibit G
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6. Subtenant’s Access During Construction. Subtenant or its representatives may enter upon the Premises during construction of Sublandlord’s Work and the Subtenant Improvements for purposes of conducting all such activities as are necessary, appropriate or desirable with respect to completing the Subtenant Improvements. All terms and conditions of the Sublease shall be in full force and effect upon the date possession is given to Subtenant, except as to Term and the Commencement Date, which shall be as set forth elsewhere in the Sublease. If Subtenant’s contractors enter onto the Premises prior to substantial completion of the Sublandlord’s Work, Subtenant shall cause its contractors to ensure that Sublandlord’s Work is not thereby materially interfered with or delayed.
7. Telecom Requirements. Unless otherwise agreed by the parties in the final mutually approved Working Drawings, Subtenant is responsible for and shall select Subtenant’s telephone and data services. Subtenant shall coordinate installation of the telephone and telecom system with Sublandlord during construction of the Subtenant Improvements.
8. TI Allowance Payment. Payment of the TI Allowance may be requested by Subtenant, at its election, either pursuant to monthly draw requests or in one lump sum following completion of construction of the Subtenant Improvements. If Subtenant elects to receive the TI Allowance via monthly draw payments, then on or before the thirtieth (30th) day of each calendar month during the construction of the Subtenant Improvements, Subtenant shall deliver to Sublandlord: (A) a request for payment showing the schedule, by trade, of percentage of completion of the Subtenant Improvements and detailing the portion of the work completed and the portion not completed; (B) invoices from all subcontractors and material suppliers for the Subtenant Improvements for labor rendered and materials delivered to the Premises; (C) executed conditional mechanic’s lien releases from all subcontractors and material suppliers which shall comply with the appropriate provisions, as reasonably determined by Sublandlord. Within twenty (20) days thereafter, Sublandlord shall deliver a check to Subtenant made jointly payable to the general contractor and Subtenant in payment of the amounts so requested by Subtenant as set forth in this paragraph that are subject to reimbursement herein, provided there remains TI Allowance funds available.
9. Compliance. All Subtenant Improvements shall at all times be subject to and in compliance with all applicable laws, codes, ordinances and the HTC Regulations.

Multi-Tenant Lease Triple Net	Exhibit G
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit H
Subtenant’s Approved Signage
[See next page.]

Multi-Tenant Lease Triple Net	Exhibit H
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PALMER COURT BUILDING
1000 1st Ave. S.
Seattle, WA 98134

JONES SODA CO.
contact: Melissa Kelley
Facilities Manager
206-436-8766

SIGNAGE INSTALLATION ON TWO FACADES

Jones Soda Co. is proposing the installation of steel pin-mounted signage on two facades of the Palmer Ct. building at 1000 1st Ave. S. Additionally, we request that we may paint window trim on the same two facades a matching tint. Finally, we intend to apply small vinyl logo to the inside of the glazed portion of the doors on two sides of the building.

Steel Pin-Mounted Signage

We are requesting approval to install steel, pin-mounted signs above the doors on both the 1st Avenue and Occidental facades. We are requesting a reserve option to install electraical back-lighting to these signs. As of June 13, 2011, we have three color schemes to agree from: Cyan, PMS 319 (light blue) or PMS 389 (chartruese/green-yellow)

1st Avenue

The letters spelling JONES are recommended at 14.8" tall and layout to 72" wide in total. The letters spelling SODA CO. are recommended at 4.2" tall and layout to 38" wide in total. This size fits above the north-most window and door bay on the 1st Ave. side of the building and fills approximately two thirds of that space. The installation would be left justified on the bay and installed on the brick above the window and below the decorative concrete element.

Occidental Avenue

The letters spelling JONES are recommended 21" tall and layout to 102" wide in total. The letters spelling SODA CO. are recommend at 6" tall and layout to 54" wide in total. This size fits above the nothern-middle window and door bay on the Occidental Ave. side of the building and fills approximately three quarters of that space. The installation would be centered on the bay, with JONES installed on the brick between the first and second floor windows and SODA CO installed on the horizontal trim above the first floor windows and below the brick.

JONES SODA CO.®

Multi-Tenant Lease Triple Net	Exhibit H
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PALMER COURT BUILDING
1000 1st Ave. S.
Seattle, WA 98134

JONES SODA CO.
contact: Melissa Kelley
Facilities Manager
206-436-8766

SIGNAGE INSTALLATION ON TWO FACADES

Jones Soda Co. is proposing the installation of steel pin-mounted signage on two facades of the Palmer Ct. building at 1000 1st Ave. S. Additionally, we request that we may paint window trim on the same two facades a matching tint. Finally, we intend to apply small vinyl logo to the inside of the glazed portion of the doors on two sides of the building.

Steel Pin-Mounted Signage

We are requesting approval to install steel, pin-mounted signs above the doors on both the 1st Avenue and Occidental facades. We are requesting a reserve option to install electraical back-lighting to these signs.

1st Avenue

The letters spelling JONES are recommended at 14.8'' tall and layout to 72'' wide in total. The letters spelling SODA CO. are recommended at 4.2'' tall and layout to 38'' wide in total. This size takes up approximately two thirds of the north-most window and door bay on the 1st Ave. side of the building. The installation would be left justified on the bay and installed on the brick above the window and below the

Occidental Avenue

The letters spelling JONES are recommended 21'' tall and layout to 102'' wide in total. The letters spelling SODA CO. are recommend at 6'' wide and layout to 54'' wide in total.

JONES SODA CO.®

Multi-Tenant Lease Triple Net	Exhibit H
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PALMER COURT BUILDING
1000 1st Ave. S.
Seattle, WA 98134

JONES SODA CO.
contact: Melissa Kelley
Facilities Manager
206-436-8766

1ST AVENUE FACADE

JONES

approx.	72" wide 14.8" tall

SODA CO.

approx.	38" wide 4.2" talll

NOTES
Pin-mounted Stainless Steel
powder-coated PMS319
Reserve option for electrical backlighting

For Lease
JONES
1st Ave. Facade - Full Building

JONES SODA CO.®

Multi-Tenant Lease Triple Net	Exhibit H
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PALMER COURT BUILDING
1000 1st Ave. S.
Seattle, WA 98134

JONES SODA CO.
contact: Melissa Kelley
Facilities Manager
206-436-8766

OCCIDENTAL FACADE

JONES

approx.	102" wide 21" tall	

SODA CO.

approx.	54" wide 6" talll	

NOTES
Pin-mounted Stainless Steel
powder-coated PMS 319
Reserve option for electri-cal backlighting

JONES

Occidental. Facade - Full Building

JONES SODA CO.®

Multi-Tenant Lease Triple Net	Exhibit H
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PALMER COURT BUILDING
1000 1st Ave. S.
Seattle, WA 98134

JONES SODA CO.
contact: Melissa Kelley
Facilities Manager
206-436-8766

1ST AVENUE FACADE

JONES

approx.	72" wide
	14.8" tall

SODA CO.

approx.	38" wide
	4.2" talll

NOTES
Pin-mounted Stainless Steel
powder-coated PMS389
Reserve option for electrical backlighting

For Lease
JONES

1st Ave. Facade - Full Building

JONES SODA CO.®

Multi-Tenant Lease Triple Net	Exhibit H
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PALMER COURT BUILDING
1000 1st Ave. S.
Seattle, WA 98134

JONES SODA CO.
contact: Melissa Kelley
Facilities Manager
206-436-8766

OCCIDENTAL FACADE

JONES
approx. 102" wide
21" tall

SODA CO.
approx. 54" wide
6" talll

NOTES
Pin-mounted Stainless
Steel
powder-coated PMS 389
Reserve option for electri-
cal backlighting

JONES
SODA CO.

Occidental. Facade - Full Building

JONES SODA CO.®

Multi-Tenant Lease Triple Net	Exhibit H
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PALMER COURT BUILDING
1000 1st Ave. S.
Seattle, WA 98134

JONES SODA CO.
contact: Melissa Kelley
Facilities Manager
206-436-8766

1ST AVENUE FACADE

JONES		
approx.	72" wide 14.8" tall	
SODA CO.		
approx.	38" wide 4.2" talll	

NOTES
Pin-mounted Stainless
Steel
powder-coated Cyan
Reserve option for electri-
cal backlighting

For Lease
JONES
1st Ave. Facade - Full Building

JONES SODA CO.®

Multi-Tenant Lease Triple Net	Exhibit H
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PALMER COURT BUILDING
1000 1st Ave. S.
Seattle, WA 98134

JONES SODA CO.
contact: Melissa Kelley
Facilities Manager
206-436-8766

OCCIDENTAL FACADE

JONES	
approx.	102" wide 21" tall
SODA CO.	
approx.	54" wide 6" talll

NOTES
Pin-mounted Stainless Steel powder-coated Cyan. Reserve option for electrical backlighting

JONES

Occidental. Facade - Full Building

JONES SODA CO.®

Multi-Tenant Lease Triple Net	Exhibit H
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit I
Prohibited Uses
1. Bingo parlor, off track betting or other gambling facility.
2. Video or pinball arcade, or amusement arcades or game rooms, or amusement centers.
3. Any living quarters, sleeping apartments or lodging rooms.
4. Any establishment selling, renting or exhibiting pornographic materials, adult books, films, video tapes, compact discs, or computer software (which are defined as stores in which a material portion of the inventory is not available for sale or rental to children under eighteen (18) years old because such inventory deals with or depicts human sexuality).
5. The performance of any illicit sexual activity, lewd or obscene performance, including by way of illustration, but not by way of limitation, prostitution, peep shows, topless restaurants or performances and the like.
6. Any use which is illegal or any establishment which stocks, displays, sells, rents or offers, for sale or rent any merchandise or material commonly used or intended for use with or in consumption of any narcotic, dangerous drug, or other controlled substance (except for prescription drugs sold by pharmacies).

Multi-Tenant Lease Triple Net	Exhibit I
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit J
Depiction of the Deck and Patio Area
[See next page.]

Multi-Tenant Lease Triple Net	Exhibit J
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

PATIO AREA 349 SF
102 EXIT PASSAGEWAY
10'-4"
12'-6½"
12'-8"
8'-5"
54"
103 WOMENS RESTRM
104 MENS RESTRM
105 RESTRM
#2 (E) STAIR
TENANT SPACE
ELEVATOR
#1 (E) STAIR
101 ENTRY
106 EAST ENTRY
UP

FIRST FLOOR PLAN

SCALE: 1/16" = 1'-0"

RSF = 8,512 NSF
COMMON AREA = 1,688 NSF

NOTE: ACTUAL DIMENSIONS ARE SUBJECT TO FIELD VERIFICATION.

Multi-Tenant Lease Triple Net	Exhibit J
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit K
Form of Wall Sublease
[See next page.]

Multi-Tenant Lease Triple Net	Exhibit K
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

WALL SUBLEASE
     THIS WALL SUBLEASE (“Sublease”) is entered into as of this ____ day of _____, 20___, by and between 1000 Master Tenant LLC, a Washington limited liability company (“Sublandlord”) and Jones Soda Co., a Washington corporation (“Subtenant”).
     Sublandlord and Subtenant are also the parties to that certain Sublease Agreement dated June __, 2011 (the “Office Space Sublease”), pursuant to which Subtenant leases certain office space from Sublandlord as more particularly described therein. This Sublease is the “Wall Sublease” as defined in Section 14 of the Office Space Sublease, and is entered into under the terms and conditions more specifically set forth therein.
     This Sublease is subject and subordinate to that certain Master Lease Agreement by and between Sublandlord, as tenant, and 1000 1st Avenue South Limited Partnership, a Washington limited partnership, as landlord (the “Master Landlord”), dated October 24, 2008 (“Master Lease”), and any recorded deed of trust. Subtenant shall comply with all applicable provisions of the Master Lease. This Sublease and Subtenant’s use and enjoyment of the Premises shall at all times be subject to and in compliance with applicable laws, codes, ordinances and regulations related to the Building’s status as a historic building and promulgated by the National Park Service, the State of Washington, the Pioneer Square Preservation Board and the City of Seattle (“HTC Regulations”). To the extent that any provisions of this Sublease are inconsistent with applicable HTC Regulations, the HTC Regulations shall control and shall be applicable to Sublandlord and Subtenant.
     Sublandlord represents and warrants to Subtenant that the Master Lease is, as of the date hereof, in full force and effect, and no uncured event of default by either party thereto has occurred thereunder and, to Sublandlord’s knowledge, no event has occurred and is continuing which would constitute an event of default by any party thereto but for the requirement of the giving of notice and/or the expiration of the period of time to cure. Sublandlord shall not agree to terminate the Master Lease nor agree to any amendment to the Master Lease which might have a material adverse effect on Subtenant’s occupancy of the Premises or its use of the Premises for its intended purpose. Sublandlord shall not exercise any right it may have under the Master Lease or applicable law to elect to terminate the Master Lease (e.g., due to events of damage, destruction, or condemnation, or in the event of Master Landlord’s bankruptcy and rejection of the Master Lease) without the prior consent of Subtenant. Sublandlord shall neither do nor permit anything to be done which would constitute a default or breach under the Master Lease or which would cause the Master Lease to be terminated or forfeited by reason of any right of termination or forfeiture reserved or vested in the Master Landlord, and Sublandlord agrees to comply with all terms, conditions, and covenants of the Master Lease. Sublandlord represents and warrants that no consent to this Sublease is required from the Master Landlord.

Multi-Tenant Lease Triple Net	Exhibit K
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1. Sign Space. Sublandlord hereby agrees to sublease to Subtenant, and Subtenant hereby agrees to sublease from Sublandlord, for the purposes set forth in Section 3 below, the exterior surface of the south facing exterior wall (“Sign Space”) on the building located at 1000 1st Avenue South, Seattle, Washington (“Building”), which commercial real property is legally described in Exhibit A attached hereto and incorporated herein (the “Property”).
2. Sublease Term. This Sublease shall commence on _______, 20__ and shall expire on ________, 20__, unless the Sublease is sooner terminated as provided herein (“Term”).
3. Use of Sign Space.
     3.1 Use. Subtenant is granted the use of the Sign Space solely for the purpose of affixing on-premise advertising materials in a vinyl poster format (“Advertising Materials”) for beverages manufactured by Tenant or a subsidiary of Tenant.
     3.2 Approval. Subtenant shall submit to Sublandlord a copy of the proposed Advertising Materials before affixing the same to the Sign Space. Sublandlord shall have final approval regarding the content of the proposed Advertising Materials, which approval shall not be unreasonably withheld. Sublandlord shall deliver denial of such proposed Advertising Materials to Subtenant within five (5) business days of receipt of such proposed Advertising Materials from Subtenant, otherwise the proposed Advertising Materials shall be considered approved.
     3.3 Prohibited Content.
     3.3.1 Subtenant shall not display any “Prohibited Content” which shall mean:
     3.3.1.1 Advertising Materials in the Sign Space which (i) are not approved by Sublandlord, (ii) are obscene, pornographic or sexually explicit, (iii) are political in nature, and/or (iv) advertise cigarettes or related tobacco products; and
     3.3.1.2 Use of the Sign Space for any purpose which is (i) a nuisance or (ii) contrary to any law, ordinance, rule or regulation of any public authority, including, but not limited to, discrimination against any person on the basis of race, sex or national origin; and
     3.3.1.3 Any Advertising Materials which result in public protests or negative coverage in the media because the public deems the Advertising Materials as offensive or immoral by community norms.
     3.3.2 Sublandlord may require Subtenant to revise the Advertising Materials if, over time, such Advertising Materials are deemed offensive or

Multi-Tenant Lease Triple Net	Exhibit K
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

immoral by community norms and results in public protests or negative coverage in the media.
     3.4 Removal.
     3.4.1 In the event that any Advertising Materials, when complete, materially differ from the plans, sketches or drawings as approved by Sublandlord, Subtenant shall remove the Advertising Materials upon five (5) days written notice from Sublandlord.
     3.4.2 In the event any Advertising Materials contain Prohibited Content, Subtenant shall remove the Advertising Materials upon five (5) days written notice from Sublandlord.
4. Permits.
     4.1 At its sole cost and expense, Subtenant shall undertake diligent efforts to obtain permits from the City of Seattle and any approvals required by the Pioneer Square Preservation Board for use of the Advertising Materials to be placed on the Sign Space (the “Permits”).
     4.2 Sublandlord, when required by the City of Seattle and/or the Pioneer Square Preservation Board, will make reasonable efforts at no cost to Sublandlord, to assist Subtenant in seeking such Permits, including but not limited to executing any necessary forms required by the City of Seattle and/or the Pioneer Square Preservation Board.
     4.3 Subtenant shall provide copies of all Permits to Sublandlord within five (5) days of the issuance of the Permits.
     4.4 Notwithstanding anything contained herein to the contrary, in the event Subtenant shall be unable to obtain any of the Permits due to no fault of Subtenant, Subtenant upon thirty (30) days written notice to Sublandlord, may cancel this Sublease, provided any Rent accrued to the date of termination shall not be refunded, and to the extent past due shall remain payable. Either party may terminate this Sublease if the Permits have not been granted within one hundred eighty (180) days of the date hereof without liability to the other, except for the payment of the Rent accrued to the date of termination.
     4.5 Notwithstanding anything contained herein to the contrary, in the event (i) Subtenant shall have obtained a Permit for the Sign Space but subsequently such Permit shall be withdrawn or terminated for any reason other than as a result of Subtenant deliberately causing such termination or withdrawal, or (ii) Sublandlord or Subtenant shall receive a violation notice or summons alleging a violation of zoning law which would prevent further use of the Sign Space by Subtenant for the purpose contemplated

Multi-Tenant Lease Triple Net	Exhibit K
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

by this Sublease and such violation is not promptly dismissed (provided Subtenant shall use good faith efforts to cure such violation if within its control), Subtenant upon thirty (30) days written notice to Sublandlord, may at any time thereafter cancel the balance of the Term of this Sublease, provided any of the Rent accrued to the date of termination shall not be refunded, and to the extent past due, shall remain payable. Subtenant will pay all violations, fines or penalties resulting from or relative to the use of the Sign Space.
5. Rent. Subtenant shall pay to Sublandlord monthly rent (“Rent”) for the Sign Space on the first day of each month throughout the Term as follows:
[*The Months described below correspond to the Term of the Office Space Sublease described above, and Subtenant shall pay Monthly Rent for the Sign Space according to the following table only during those month(s) when Subtenant has exercised its option or right of first refusal rights to sublease the Sign Space, as more particularly set forth in Section 14 of the Office Space Sublease*]

Month	Monthly Rent
01-12	[***]
13-24	[***]
25-36	[***]
37-48	[***]
49-60	[***]
61-65	[***]
6. Installation of Advertising.
     6.1 Following execution of this Sublease, the granting of the Permits and approval of the Advertising Materials by Landlord, Subtenant may commence to install at the Sign Space vinyl flex face advertising copy.
     6.2 All work shall be undertaken and completed in a good and workmanlike manner by qualified personnel and contractors. Subtenant shall fully comply with all laws and regulations applicable to its work and occupancy of the Sign Space.
     6.3 Subtenant shall not permit to be created or to remain, and shall promptly discharge, any lien, encumbrance or charge for any mechanics, laborers or materialman’s lien resulting from work which it performs upon the Sign Space or any part thereof.
7. Condition of Sign Space; Maintenance and Repair.
     7.1 Subtenant covenants and agrees to maintain the Sign Space in good condition and repair throughout the Term.

Multi-Tenant Lease Triple Net	Exhibit K
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     7.2 Sublandlord hereby grants to Subtenant, its agents, servants and employees the limited right of access to the Sign Space in order to install, maintain, operate and repair its Advertising Materials to be located at the Sign Space and as necessary, access to the roof of the Building and to such other portions of the Building, exterior or interior, as may be necessary or advisable for the installation and/or maintenance of Subtenant’s signs subject to the rights of other subtenants in the Building. All access shall be coordinated through Sublandlord and shall be undertaken in a manner that will not interfere with the use of the Building by other subtenants of the Building.
     7.3 Subtenant, at Subtenant’s sole cost and expense, shall promptly repair all damage to the Sign Space, any other part of the Building, Property, or its fixtures, equipment and appurtenances, whether requiring structural or nonstructural repairs, caused by or resulting from:
     7.3.1 Careless, neglectful or improper use of the Sign Space or any other portion of the Building or Property by Subtenant, its servants, employees or agents; and
     7.3.2 Carelessness, omission, neglect or improper conduct by Subtenant, its servants, employees or agents within the Sign Space, any other portion of the Building; and
     7.3.3 The installation, repair and/or maintenance, or removal of Subtenant’s signs, fixtures, equipment or structures.
     7.4 If after ten (10) days notice Subtenant fails to make repairs required by Sublandlord, such repairs may be made by Sublandlord at the expense of Subtenant and the expenses thereof incurred by Sublandlord shall be immediately due and payable by Subtenant after delivery of a bill or statement therefore. Sublandlord may make emergency repairs without any notice to Subtenant, provided it shall thereafter provide immediate notice to Subtenant.
     7.5 Subtenant shall be solely responsible for, and pay all costs of installation and use of all electricity and other utilities, if any, used or consumed during installation of the Advertising Materials.
8. Alterations and Improvements. Subtenant shall not make any alterations, additions or improvements to, nor install any fixtures or equipment on the Sign Space without Sublandlord’s prior written consent, which consent may be unreasonably withheld in Sublandlord’s sole discretion. Subtenant shall pay any and all costs incurred by Sublandlord in reviewing and evaluating any request for the consent required by this section. Any alteration, addition or improvement consented to by Sublandlord shall be made in a good workmanlike manner at Subtenant’s sole cost and expense and shall comply with all applicable laws, codes, ordinances, rules, regulations and the HTC Regulations.

Multi-Tenant Lease Triple Net	Exhibit K
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

9. Surrender Upon Termination. At the end of the Term, or any extension thereof, Subtenant shall surrender the Sign Space and return it to the same condition as existed at the beginning of the Sublease, normal wear and tear from the elements excepted. Subtenant shall remove anything that Subtenant installed in the Sign Space and repair any damage to the wall surface caused by Subtenant’s use.
10. Compliance with Laws and Regulations.
     10.1 Subtenant, at its sole expense, shall comply with all federal, state and municipal laws, codes, ordinances, regulations, laws, the Permits and all lawful directives of public officers which impose any duty upon Subtenant or Sublandlord with respect to the affixing of advertising upon the Sign Space.
     10.2 The parties acknowledge that there are certain federal, state and local laws, regulations and guidelines now in effect and that additional laws, regulations and guidelines may hereafter be enacted relating to or affecting the Building and the Property, concerning the impact on the environment, construction, land use, the maintenance and operation of structures, and the conduct of business. Subtenant shall not cause, or permit to be caused, any act or practice by negligence, or omission, or otherwise, that would adversely affect the environment or do anything or permit anything to be done that would violate any of said laws, regulations or guidelines. Any violation of this covenant shall be an event of default under this Sublease. Subtenant shall indemnify and hold Sublandlord harmless from any and all cost, expense, claims, losses, damages, fines and penalties, including attorneys’ fees that may in any manner arise out of or be imposed because of the failure of Subtenant to comply with this covenant. The foregoing shall cover all requirements whether or not foreseeable at the present time and regardless of the expense attendant thereto.
11. Relationship. Nothing herein authorizes Subtenant to act on behalf of Sublandlord, whether as agent, representative or otherwise, and Subtenant shall take no action to obligate or bind Sublandlord without Sublandlord’s prior written consent.
12. Indemnification.
     12.1 Subtenant shall be responsible for any loss or damage whatsoever to Property or persons, due to the installation, use, maintenance or operation of the Sign Space and the signs thereon, including but not limited to the installation, posting, painting or maintenance of same or the contents thereof. Subtenant agrees to indemnify and hold Sublandlord harmless from any and all loss or damage, including without limitation, reasonable attorneys’ fees, resulting or arising out of any action or omission by Subtenant, its agents, employees, licensees or contractors with respect to the installation, posting, or maintenance of its signs at the Sign Space.
     12.2 The indemnification obligations contained in this Section shall not be limited by any worker’s compensation benefit or disability laws, and each indemnifying

Multi-Tenant Lease Triple Net	Exhibit K
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

party hereby waives (solely for the benefit of the indemnified party) any immunity that said indemnifying party may have under the Industrial Insurance Act, Title 51 RCW and similar worker’s compensation, benefit or disability laws. SUBLANDLORD AND SUBTENANT ACKNOWLEDGE BY THEIR EXECUTION OF THIS SUBLEASE THAT EACH OF THE INDEMNIFICATION PROVISIONS OF THIS SUBLEASE (SPECIFICALLY INCLUDING BUT NOT LIMITED TO THOSE RELATING TO WORKER’S COMPENSATION BENEFITS AND LAWS) WERE SPECIFICALLY NEGOTIATED AND AGREED TO BY SUBLANDLORD AND SUBTENANT.
13. Insurance.
     13.1 Subtenant, throughout the Term of this Sublease, shall procure and maintain, at its sole cost and expense, a policy of public liability insurance naming Sublandlord as a named additional insured respecting installation, maintenance and use of the Sign Space, such policy to be issued by an insurance carrier qualified to do business in Seattle, Washington and shall provide for policy limits of not less than $1,000,000 per incident, $2,000,000 aggregate combined coverage.
     13.2 Subtenant shall deliver a certificate evidencing such insurance coverage which shall be kept in force at all times during the Term hereof. In the event Subtenant fails after written notice to Subtenant to deliver such certificate of insurance or keep same in force, Sublandlord may, but is not obligated to, procure such insurance and the cost of premiums therefore shall be added to the next month’s Rent thereafter to become due, and shall be deemed to be additional Rent and shall be collectible as such.
     13.3 Subtenant shall require each contractor involved in the installation and maintenance of the Sign Space to maintain insurance consistent with industry standards for the service provided by such contractor.
     13.4 Each policy or certificate of insurance procured by Subtenant or its contractor pursuant to this Section 13 shall, to the extent obtainable, contain a provision that such policy shall not be canceled without at least thirty (30) days prior written notice to Sublandlord.
     13.5 Sublandlord and Subtenant release each other, and their respective authorized representatives, from any claims for damage to any person or to the Sign Space, the Building and/or the Property and to Subtenant’s alterations, trade fixtures and personal property that are caused by or result from risks insured against under any insurance policies carried by the parties, in force at the time of any such damage and collection. Sublandlord and Subtenant shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against either party in connection with any damage covered by any insurance policy.
14. Obstruction/Diminished Use. In the event that Subtenant is: (i) prevented by law or governmental authority from using the Sign Space for advertising purposes, or (ii) an

Multi-Tenant Lease Triple Net	Exhibit K
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

existing building or structure is altered or a sign structure is placed on an existing building or a new building or structure is erected so as to materially and adversely obstruct the view of the advertising at the Sign Space, then in any of such events, Subtenant may cancel this Sublease by giving not less than thirty (30) days written notice to Sublandlord which cancellation shall be effective on the date the Subtenant is prevented from using the Sign Space by law or governmental authority, or the date of the material and adverse obstruction of the Sign Space, and neither party shall have any further rights or obligations hereunder other than obligations that existed prior to such termination. During the thirty (30) days following the effective date of termination, Subtenant will remove the Advertising Materials from the Sign Space at the Building and restore the Building to its prior condition, reasonable wear and tear excepted.
15. Notices. All notices, demands or requests by the parties to each other shall be given in person or by registered or certified mail, return receipt requested, to the following addresses:

Sublandlord:	1000 Master Tenant LLC 270 S Hanford St, Ste 100
Seattle, WA 98134

Subtenant:	Jones Soda Co.

Before Month 6:	234 9th Ave. N. Seattle, WA 98109-5120

On and After Month 6:	The Premises demised by the Office Space Sublease
Either party hereto may change its address by giving such change to the other party in person or by certified or registered mail, return receipt requested.
16. Default.
     16.1 Subtenant’s Default. Subtenant shall be in breach of this Sublease if: (a) Subtenant shall default in the payment of Rent and such default shall continue for fifteen (15) days after Sublandlord shall have given Subtenant a written notice of the same, or (b) Subtenant shall default in the performance of any other term hereunder and such default shall continue for thirty (30) days after written notice from Sublandlord of same. In the event of such breach, Sublandlord may terminate this Sublease upon giving written notice, and re-enter the Sign Space and remove any Advertising Materials.
     16.2 Default by Sublandlord. Sublandlord shall not be in default and Subtenant may not terminate unless Sublandlord fails to perform obligations required of Sublandlord within a reasonable time, but in no event later than thirty (30) days after written notice by Subtenant to Sublandlord. Said notice shall specify wherein

Multi-Tenant Lease Triple Net	Exhibit K
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Sublandlord has failed to perform such obligation; provided, however, that if the nature of Sublandlord’s obligation is such that more than thirty (30) days are required for performance then Sublandlord shall not be in default if Sublandlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. Subtenant further agrees not to invoke any of its remedies under this Sublease until said thirty (30) days have elapsed.
17. Assignment. Subtenant shall not assign or transfer this Sublease.
18. Successors and Assigns. The covenants, conditions and agreements contained in this Sublease shall bind and inure to the benefit of Sublandlord and Subtenant, their respective heirs, distributees, executors, administrators, successors and except as otherwise provided in this Sublease, their assigns.
19. Entire Sublease; Modifications; No Third Party Rights. This Sublease represents the entire understanding of the parties and supersedes any previous documents, correspondence, conversations or other oral or written understanding related to this Sublease. It may not be assigned, waived or modified by the parties except in writing signed by authorized representatives of both parties, nor shall the conduct or actions of any party be deemed a modification or waiver. A modification or waiver of a part of this Sublease shall not constitute a waiver or modification of any other portion of the Sublease. Nothing in this Sublease shall create any enforceable rights in any person not a party hereto.
20. Choice of Law and Forum. This Sublease shall be governed by and construed under laws of the State of Washington and the City of Seattle without regard to its choice of law rules. Any disputes under this Sublease shall be litigated in the local or federal courts located, and the parties hereby consent to personal jurisdiction and venue, in the City of Seattle.
[See next page for signatures.]

Multi-Tenant Lease Triple Net	Exhibit K
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

     In Witness Where of this Sublease has been executed the date and year first above written.

Sublandlord:	Subtenant:

1000 Master Tenant LLC, a Washington limited liability company	Jones Soda Co., a Washington corporation

By: American Life, Inc.,	By:

Its: a Washington corporation Managing Member	[Name, Title]

By:

Henry G. Liebman, President
Consent of Master Landlord
The undersigned Master Landlord pursuant to the Master Lease described above hereby consents to the foregoing Sublease, confirms that the Sublease is an “Approved Sublease” pursuant to the Tenant Operating Agreement as defined in the Master Lease, and agrees to recognize the Sublease in the event the Master Lease is terminated prior to scheduled expiration date of the Sublease Term and any extension or renewal thereof.
1000 1st Avenue South Limited Partnership,
a Washington limited partnership
          By: American Life, Inc.,
                a Washington corporation
         Its: Managing General Partner

By:
Henry G. Liebman, President

Multi-Tenant Lease Triple Net	Exhibit K
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

STATE OF WASHINGTON	)
)ss
COUNTY OF KING	)
On this _____ day of _______, 20___, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Henry Liebman, to me known to be the President of American Life, Inc. the corporation, that executed the foregoing instrument and acknowledged the said instrument to be the free and voluntary act of and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument as the Manager Member of 1000 Master Tenant, LLC.
In Witness Whereof I have hereunto set my hand and affixed my official seal the day and year first above written.

Notary Public residing at:

Notary’s Name (typed or legibly printed) My Commission Expires:

Multi-Tenant Lease Triple Net	Exhibit K
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

STATE OF WASHINGTON	)
)ss
COUNTY OF KING	)
On this _____ day of ________, 20__, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared _______________________, to me known to be the _______________ of JONES SODA, Co., the corporation that executed the foregoing instrument and acknowledged the said instrument to be the free and voluntary act of and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that ______________________ was authorized to execute the said instrument and that the seal affixed is the corporate seal of said corporation.
In Witness Whereof I have hereunto set my hand and affixed my official seal the day and year first above written.

Notary Public residing at:

Notary’s Name (typed or legibly printed) My Commission Expires:

Multi-Tenant Lease Triple Net	Exhibit K
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT A
LEGAL DESCRIPTION OF THE PROPERTY
The South 36.09 feet of Lot 9 and the North 44 feet of Lot 10 in Block 324, Seattle Tidelands, situate in the City of Seattle, County of King, State of Washington. Together with an easement for access and utilities on the North 16 feet of property lying on that portion of property legally described below, said easement recorded under King County Office of Records and Elections File No. 980717-1655.
Tax Parcel Number: 7666206678

Multi-Tenant Lease Triple Net	Exhibit K
[***] Indicates portions of this exhibit that have been omitted and filed separately with the Commission pursuant to a request for confidential treatment under Rule 24b-2 of the Securities Exchange Act of 1934, as amended.